Quarterly Earnings and
Supplemental Operating and Financial Data

March 31, 2012

LEXINGTON REALTY TRUST
SUPPLEMENTAL REPORTING PACKAGE
March 31, 2012

This Quarterly Earnings Release and Supplemental Reporting Package contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington's control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington's periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the authorization of Lexington's Board of Trustees of future dividend declarations to achieve an expected annualized dividend paid in 2012 of $0.50 per common share, (2) Lexington's ability to achieve its estimate of Company FFO for the year ended December 31, 2012, (3) the consummation of the build-to-suit construction loans and subsequent acquisition of such properties, (4) the consummation of the financing of the Transamerica Tower in Baltimore, MD or the achievement of the terms described, (5) the consummation of the redemption of the outstanding shares of Lexington's 8.05% Series B Cumulative Redeemable Preferred Stock, (6) the failure to continue to qualify as a real estate investment trust, (7) changes in general business and economic conditions, including the impact of the current global financial and credit crisis, (8) competition, (9) increases in real estate construction costs, (10) changes in interest rates, (11) changes in accessibility of debt and equity capital markets, including with respect to financings that Lexington is working on, or (12) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington's web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington's future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “is optimistic” or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington's expectations will be realized.

LEXINGTON REALTY TRUST
TRADED: NYSE: LXP
ONE PENN PLAZA, SUITE 4015
NEW YORK NY 10119-4015
Contact:
Investor or Media Inquiries, T. Wilson Eglin, CEO
Lexington Realty Trust
Phone: (212) 692-7200 E-mail: tweglin@lxp.com

FOR IMMEDIATE RELEASE
Thursday, May 3, 2012

LEXINGTON REALTY TRUST REPORTS FIRST QUARTER 2012 RESULTS
AND RAISES 2012 FFO PER SHARE GUIDANCE

New York, NY - May 3, 2012 - Lexington Realty Trust (“Lexington”) (NYSE:LXP), a real estate investment trust focused on single-tenant real estate investments, today announced results for the first quarter ended March 31, 2012.

First Quarter 2012 Highlights

•	Generated Company Funds From Operations (“Company FFO”) of $42.6 million or $0.24 per diluted common share/unit, adjusted for certain items.

•	Executed 21 new and extended leases, totaling 3.0 million square feet and ended the quarter with overall portfolio occupancy of 97.4%.

•
Acquired a build-to-suit office property in Huntington, West Virginia for a capitalized cost of$12.6 million and completed a build-to-suit office property in Florence, South Carolina for a capitalized cost of $5.1 million.

•	Entered into two build-to-suit transactions with an aggregate total project cost of $46.4 million and invested $18.8 million in on-going build-to-suit projects.

•
Procured a $215.0 million secured term loan facility, refinanced its $300.0 million secured revolving credit facility and used a portion of the proceeds to repay $177.3 million of existing indebtedness.

T. Wilson Eglin, President and Chief Executive Officer of Lexington, stated, "During the first quarter, we continued to have success in all key areas of our business. We disposed of two non-core assets and signed 3.0 million square feet of leases, raising overall portfolio occupancy by 150 basis points. In addition, we completed $17.7 million of build-to-suit projects and now have seven others underway at a total cost of $162.5 million. Finally, we capitalized on the current low interest rate environment by refinancing $177.3 million of debt, which lowered our annual debt service payments by approximately $4.0 million."

FINANCIAL RESULTS
Revenues
For the quarter ended March 31, 2012, total gross revenues were $82.7 million, compared with total gross revenues of $80.5 million for the quarter ended March 31, 2011. The increase is primarily due to property acquisitions and an increase in occupancy.

Company FFO Attributable to Common Shareholders/Unitholders

The following presents, in tabular form, the items excluded from Reported Company FFO for the periods presented (in millions, except for per diluted share/unit data):

	Three Months Ended March 31,
	2012	Per Diluted Share/Unit	2011	Per Diluted Share/Unit

Reported Company FFO(A)	$42.7	$0.24	$46.2	$0.27
Debt satisfaction charges (gains), net	(0.1)		0.6
Forward equity commitment	—		(6.0)
Other	—		0.9
Company FFO, as adjusted	$42.6	$0.24	$41.7	$0.25 (B)

(A)	A reconciliation of GAAP net income (loss) to Reported Company FFO is provided later in this press release. Reported Company FFO excludes the assumed settlement of the forward equity commitment.
(B) Per diluted share/unit reflects the impact of estimated net common shares retired upon the assumed settlement of the forward equity commitment of (3,544,219) for the three months ended March 31, 2011. Actual settlement in October 2011 resulted in the retirement of 3,974,645 common shares.

Net Loss Attributable to Common Shareholders
For the quarter ended March 31, 2012, net loss attributable to common shareholders was $(2.2) million, or a loss of $(0.01) per diluted share, compared with net loss attributable to common shareholders for the quarter ended March 31, 2011 of $(23.6) million, or a loss of $(0.21) per diluted share.

Capital Activities and Balance Sheet Update
During the first quarter of 2012, Lexington repurchased and retired 34,800 shares of its 6.50% Series C Cumulative Convertible Preferred Stock for $1.5 million, which was a $0.3 million discount to the liquidation preference.
As previously reported in January 2012, Lexington procured a $215.0 million secured seven-year term loan facility and refinanced its $300.0 million secured revolving credit facility with a new $300.0 million secured revolving credit facility which matures in January 2015, but can be extended for one year at Lexington's option. Lexington used proceeds from these loans primarily to satisfy indebtedness, including the remaining balance of the $60.6 million term loans scheduled to mature in 2013 and the remaining $62.2 million of 5.45% Exchangeable Guaranteed Notes, which were repurchased pursuant to a holder option. Currently, $161.0 million is outstanding on the term loan and $50.0 million is outstanding on the revolving credit facility. Lexington entered into interest-rate swap agreements to fix LIBOR at a weighted-average 1.578% on $161.0 million of borrowings outstanding on the term loan through maturity. Accordingly, the blended interest rate on the $161.0 million of borrowings is 3.83% as of the date of this press release.
During the first quarter of 2012, Lexington satisfied $54.6 million of non-recourse mortgage loans on four properties which had a weighted-average interest rate of 5.35%.
Subsequent to quarter end, Lexington entered into a loan application to finance the Transamerica Tower in Baltimore, Maryland with a $55.0 million non-recourse mortgage loan which is expected to have an 11-year term and bear interest at a fixed rate of 4.32%. Lexington can give no assurances that this financing will be consummated or these terms will be achieved.
In addition, on May 1, 2012, Lexington delivered a notice of redemption to the holders of its outstanding 8.05% Series B Cumulative Redeemable Preferred Stock to redeem all outstanding shares on May 31, 2012 for $25.00 per share plus $0.335417 per share for accrued and unpaid dividends through May 31, 2012, which aggregate $69.4 million.

In connection with the expected redemption of its 8.05% Series B Cumulative Redeemable Preferred Stock, Lexington also declared cash dividends of $0.8125 per share of its 6.50% Series C Cumulative Convertible Preferred Stock and $0.471875 per share of its 7.55% Series D Cumulative Redeemable Preferred Stock. The Series C Preferred Share dividend is payable on or about August 15, 2012, to shareholders of record of the Series C Preferred Shares as of July 31, 2012. The Series D Preferred Share dividend is payable on or about July 16, 2012, to shareholders of record of the Series D Preferred Shares as of June 29, 2012.

Concord Debt Holdings (Concord)
In May 2012, Lexington sold all of its interest in Concord and related entities for $7.0 million cash. This sale eliminated Lexington's only source of excess inclusion income, which is generally required to be treated as “unrelated business taxable income”, or UBTI, by tax-exempt organizations.

Common Share Dividend/Distribution
Lexington declared a regular quarterly dividend/distribution for the quarter ended March 31, 2012 of $0.125 per common share/unit, which was paid on April 16, 2012 to common shareholders/unitholders of record as of March 30, 2012.

OPERATING ACTIVITIES
Leasing
During the first quarter of 2012, Lexington executed 21 new and extended leases for 3.0 million square feet and ended the quarter with overall portfolio occupancy of 97.4%.

Capital Recycling
Dispositions
During the first quarter of 2012, Lexington disposed of its interest in a vacant office property in Wilsonville, Oregon to an unrelated party for a gross sales price of $2.5 million. In addition, Lexington's vacant office property in Tulsa, Oklahoma was transferred to the lender in full satisfaction of the outstanding $7.1 million non-recourse mortgage loan.

Investment Activity
Build-to-Suit Projects
Lexington closed on the acquisition of the build-to-suit office property in Huntington, West Virginia for a capitalized cost of $12.6 million (9.5% initial cap rate). The property is net-leased through November 2026.
Lexington completed the 32,000 square foot build-to-suit office property in Florence, South Carolina for a capitalized cost of $5.1 million (10.1% initial cap rate). The facility is net-leased through February 2024.

During the first quarter of 2012, Lexington entered into two additional build-to-suit projects consisting of (1) a 163,000 square foot office property in Denver, Colorado for a total project cost of $37.6 million (8.6% initial cap rate) and (2) a 52,000 square foot retail property in Valdosta, Georgia for a total project cost of $8.8 million (9.25% initial cap rate). Both properties are subject to 15-year net-leases. Completion is expected to occur in the second quarter of 2013 for the Denver property and the third quarter of 2012 for the Valdosta property.

In addition to the two new build-to-suit projects, Lexington continues to fund the construction of, or is under contract to acquire, the previously announced build-to-suit projects in (1) Saint Joseph, Missouri (9.5% initial cap rate), (2) Shreveport, Louisiana (9.5% initial cap rate), (3) Long Island City, New York (8.5% initial cap rate), (4) Jessup, Pennsylvania (9.2% initial cap rate) and (5) Eugene, Oregon (9.0% initial cap rate). The aggregate estimated cost of these seven on-going projects is $162.5 million of which $43.6 million was invested as of March 31, 2012.
Loan Investments
Subsequent to quarter end, Lexington contracted to lend up to $8.0 million to fund the construction of a 52,000 square foot charter school in Homestead, Florida. The interest-only loan accrues interest at a rate of 7.5% per annum and is scheduled to mature in August 2014. Lexington has the right to cause the borrower to refinance the construction loan with five-year financing meeting certain terms funded by foreign investors pursuant to the Employment-Based Immigration Fifth Preference visa program, also known as EB-5.
Leaseback Investments
Subsequent to quarter end, Lexington acquired an industrial property for $23.0 million (7.6% initial cap rate). The property encompasses 152 acres abutting a Union Pacific Railroad Line in Missouri City, Texas (Houston-Sugarland-Baytown, TX-CBSA) and is net-leased for a 20-year term.

2012 EARNINGS GUIDANCE
Lexington increased its estimate of Company FFO by $0.02 per diluted share to a range of $0.92 to $0.95 per diluted share for the year ended December 31, 2012. This guidance is forward looking, excludes the impact of certain items and is based on current expectations.

FIRST QUARTER 2012 CONFERENCE CALL
Lexington will host a conference call today, Thursday, May 3, 2012, at 11:00 a.m. Eastern Time, to discuss its results for the quarter ended March 31, 2012. Interested parties may participate in this conference call by dialing (877) 795-3635 or (719) 325-4834. A replay of the call will be available through May 17, 2012, at (877) 870-5176 or (858) 384-5517, pin: 6441745. A live webcast of the conference call will be available at www.lxp.com within the Investor Relations section.

ABOUT LEXINGTON REALTY TRUST
Lexington Realty Trust is a real estate investment trust that owns, invests in, and manages office, industrial and retail properties net-leased to major corporations throughout the United States and provides investment advisory and asset management services to investors in the net lease area. Lexington shares are traded on the New York Stock Exchange under the symbol “LXP”. Additional information about Lexington is available on-line at www.lxp.com or by contacting Lexington Realty Trust, One Penn Plaza, Suite 4015, New York, New York 10119-4015, Attention: Investor Relations.

This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington's control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington's periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the authorization by Lexington's Board of Trustees of future dividend declarations to achieve an expected annualized dividend paid in 2012 of $0.50 per common share, (2) Lexington's ability to achieve its estimate of Company FFO for the year ended December 31, 2012, (3) the consummation of the built-to-suit construction loans and subsequent acquisition of such properties, (4) the consummation of the financing of the Transamerica Tower in Baltimore, MD or the achievement of the terms described above, (5) the consummation of the redemption of the outstanding shares of Lexington's 8.05% Series B Cumulative Redeemable Preferred Stock, (6) the failure to continue to qualify as a real estate investment trust, (7) changes in general business and economic conditions, including the impact of the current global financial and credit crisis, (8) competition, (9) increases in real estate construction costs, (10) changes in interest rates, (11) changes in accessibility of debt and equity capital markets, including with respect to financings that Lexington is working on, or (12) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington's web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington's future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “is optimistic” or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington's expectations will be realized.

References to Lexington refer to Lexington Realty Trust and its consolidated subsidiaries. All interests in properties and loans are held through special purpose entities, which are separate and distinct legal entities, but consolidated for financial statement purposes and/or disregarded for income tax purposes.

	LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
	CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
	(Unaudited and in thousands, except share and per share data)

	Three Months Ended March 31,
	2012	2011
Gross revenues:
Rental	$74,567	$71,863
Advisory and incentive fees	323	296
Tenant reimbursements	7,845	8,316
Total gross revenues	82,735	80,475

Expense applicable to revenues:
Depreciation and amortization	(39,111)	(38,407)
Property operating	(15,048)	(16,048)
General and administrative	(5,387)	(5,445)
Non-operating income	2,621	2,901
Interest and amortization expense	(24,727)	(26,922)
Debt satisfaction gains (charges), net	(1,649)	19
Change in value of forward equity commitment	—	5,993

Income (loss) before benefit (provision) for income taxes, equity in earnings of non-consolidated entities and discontinued operations	(566)	2,566
Benefit (provision) for income taxes	(186)	1,533
Equity in earnings of non-consolidated entities	7,393	3,999
Income from continuing operations	6,641	8,098

Discontinued operations:
Income (loss) from discontinued operations	(330)	1,191
Provision for income taxes	—	(11)
Debt satisfaction gains (charges), net	1,728	(603)
Gains on sales of properties	—	4,899
Impairment charges	(2,561)	(29,567)
Total discontinued operations	(1,163)	(24,091)
Net income (loss)	5,478	(15,993)
Less net income attributable to noncontrolling interests	(1,867)	(1,446)
Net income (loss) attributable to Lexington Realty Trust shareholders	3,611	(17,439)
Dividends attributable to preferred shares - Series B	(1,379)	(1,590)
Dividends attributable to preferred shares - Series C	(1,572)	(1,690)
Dividends attributable to preferred shares - Series D	(2,926)	(2,926)
Dividends attributable to non-vested common shares	(150)	(79)
Redemption discount - Series C	229	86
Net loss attributable to common shareholders	$(2,187)	$(23,638)

Income (loss) per common share - basic:
Income (loss) from continuing operations	$0.00	$0.00
Loss from discontinued operations	(0.01)	(0.16)
Net loss attributable to common shareholders	$(0.01)	$(0.16)

Weighted-average common shares outstanding - basic	154,149,034	146,175,508

Loss per common share - diluted:
Loss from continuing operations	$0.00	$(0.04)
Loss from discontinued operations	(0.01)	(0.17)
Net loss attributable to common shareholders	$(0.01)	$(0.21)

Weighted-average common shares outstanding - diluted	154,149,034	142,631,289

Amounts attributable to common shareholders:
Income (loss) from continuing operations	$(1,024)	$243
Loss from discontinued operations	(1,163)	(23,881)
Net loss attributable to common shareholders	$(2,187)	$(23,638)

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
March 31, 2012 (unaudited) and December 31, 2011
(In thousands, except share and per share data)

	2012	2011
Assets:
Real estate, at cost	$3,182,741	$3,172,246
Investments in real estate under construction	40,311	34,529
Less: accumulated depreciation and amortization	665,723	638,368
	2,557,329	2,568,407
Intangible assets, net	170,121	178,569
Cash and cash equivalents	49,884	63,711
Restricted cash	22,245	30,657
Investment in and advances to non-consolidated entities	94,575	90,558
Deferred expenses, net	50,370	43,966
Loans receivable, net	66,132	66,619
Rent receivable - current	6,799	7,271
Other assets	29,065	28,290
Total assets	$3,046,520	$3,078,048

Liabilities and Equity:
Liabilities:
Mortgages and notes payable	$1,417,341	$1,366,004
Exchangeable notes payable	—	62,102
Convertible notes payable	105,633	105,149
Trust preferred securities	129,120	129,120
Dividends payable	25,304	25,273
Accounts payable and other liabilities	45,589	53,058
Accrued interest payable	8,623	13,019
Deferred revenue - including below market leases, net	86,759	90,349
Prepaid rent	25,245	12,543
	1,843,614	1,856,617
Commitments and contingencies

Equity:
Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares,
Series B Cumulative Redeemable Preferred, liquidation preference $68,522; 2,740,874 shares issued and outstanding	66,193	66,193
Series C Cumulative Convertible Preferred, liquidation preference $96,770 and $98,510; 1,935,400 and 1,970,200 shares issued and outstanding in 2012 and 2011, respectively	94,016	95,706
Series D Cumulative Redeemable Preferred, liquidation preference $155,000; 6,200,000 shares issued and outstanding	149,774	149,774
Common shares, par value $0.0001 per share; authorized 400,000,000 shares, 155,419,094 and 154,938,351 shares issued and outstanding in 2012 and 2011, respectively	16	15
Additional paid-in-capital	2,013,968	2,010,850
Accumulated distributions in excess of net income	(1,182,838)	(1,161,402)
Accumulated other comprehensive income	1,882	1,938
Total shareholders' equity	1,143,011	1,163,074
Noncontrolling interests	59,895	58,357
Total equity	1,202,906	1,221,431
Total liabilities and equity	$3,046,520	$3,078,048

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
EARNINGS PER SHARE
(Unaudited and in thousands, except share and per share data)

	Three Months Ended March 31,
	2012	2011
EARNINGS PER SHARE:

Basic:
Income (loss) from continuing operations attributable to common shareholders	$(1,024)	$243
Loss from discontinued operations attributable to common shareholders	(1,163)	(23,881)
Net loss attributable to common shareholders	$(2,187)	$(23,638)

Weighted-average number of common shares outstanding	154,149,034	146,175,508

Income (loss) per common share:
Income (loss) from continuing operations	$0.00	$0.00
Loss from discontinued operations	(0.01)	(0.16)
Net loss attributable to common shareholders	$(0.01)	$(0.16)

Diluted:
Income (loss) from continuing operations attributable to common shareholders	$(1,024)	$243
Deduct change in value of forward equity commitment	—	(5,993)
Loss from continuing operations attributable to common shareholders	(1,024)	(5,750)
Loss from discontinued operations attributable to common shareholders	(1,163)	(23,881)
Net loss attributable to common shareholders	$(2,187)	$(29,631)

Weighted-average common shares outstanding - basic	154,149,034	146,175,508
Forward equity commitment settlement	—	(3,544,219)

Weighted-average common shares outstanding - diluted	154,149,034	142,631,289

Loss per common share:
Loss from continuing operations	$0.00	$(0.04)
Loss from discontinued operations	(0.01)	(0.17)
Net loss attributable to common shareholders	$(0.01)	$(0.21)

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
FUNDS FROM OPERATIONS & FUNDS AVAILABLE FOR DISTRIBUTION
(Unaudited and in thousands, except share and per share data)

	Three Months Ended March 31,
	2012	2011
FUNDS FROM OPERATIONS: (1)
Basic and Diluted:
Net loss attributable to common shareholders	$(2,187)	$(23,638)
Adjustments:
Depreciation and amortization	38,301	38,596
Impairment losses - real estate	2,561	29,567
Impairment loss - joint venture	—	1,559
Noncontrolling interests - OP units	360	440
Amortization of leasing commissions	1,087	907
Joint venture and noncontrolling interest adjustment	(1,121)	(295)
Preferred dividends	1,343	1,604
Gains on sales of properties	—	(4,899)
Interest and amortization on 6.00% Convertible Notes	2,327	2,327
Reported Company FFO	42,671	46,168
Debt satisfaction charges (gains), net	(79)	584
Forward equity commitment	—	(5,993)
Other	(10)	945
Company FFO, as adjusted	42,582	41,704

FUNDS AVAILABLE FOR DISTRIBUTION: (2)
Adjustments:
Straight-line rents	9,477	6,920
Lease incentives	537	522
Amortization of below/above market leases	(1,301)	(611)
Non-cash interest, net	(674)	224
Non-cash general and administrative expenses	1,181	936
Tenant improvements	(2,145)	(3,336)
Lease costs	(2,644)	(3,827)
Reported Company Funds Available for Distribution	$47,013	$42,532

Per Share Amounts
Basic:
Reported Company FFO	$0.24	$0.27
Company FFO	$0.24	$0.25
Company FAD	$0.26	$0.25

Diluted:
Reported Company FFO	$0.24	$0.27
Company FFO	$0.24	$0.25
Company FAD	$0.26	$0.25

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
FUNDS FROM OPERATIONS & FUNDS AVAILABLE FOR DISTRIBUTION (CONTINUED)
(Unaudited and in thousands, except share and per share data)
	Three Months Ended March 31,
Basic:	2012	2011
Weighted-average common shares outstanding - EPS basic	154,149,034	146,175,508
6.00% Convertible Notes	16,409,546	16,230,905
Non-vested share-based payment awards	203,007	121,881
Operating Partnership Units	4,533,375	4,899,320
Preferred Shares - Series C	4,718,016	5,092,475
Weighted-average common shares outstanding - Reported Company FFO basic	180,012,978	172,520,089
Adjustments:
Forward equity commitment settlement	—	(3,544,219)
Weighted-average common shares outstanding - Company FFO & FAD	180,012,978	168,975,870

Diluted:
Weighted-average common shares outstanding - Reported Company FFO basic	180,012,978	172,520,089
Options - Incremental shares	248,216	388,991
Weighted-average common shares outstanding - Reported Company FFO diluted	180,261,194	172,909,080
Adjustments:
Forward equity commitment settlement	—	(3,544,219)
Weighted-average common shares outstanding - Company FFO & FAD	180,261,194	169,364,861
1 Lexington believes that Funds from Operations (“FFO”) is a widely recognized and appropriate measure of the performance of an equity REIT. Lexington presents FFO because it considers FFO an important supplemental measure of Lexington's operating performance. Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude generally accepted accounting principles (“GAAP”) historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.
FFO is determined in accordance with standards established by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). FFO is defined by NAREIT as “net income (or loss) computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.” NAREIT recently clarified its computation of FFO to exclude impairment charges on depreciable real estate owned directly or indirectly. FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs. FFO should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.
Lexington includes in its calculation of FFO, which Lexington refers to as the “Company's funds from operations” or “Company FFO,” Lexington's operating partnership units, Lexington's Series C Cumulative Convertible Preferred Shares, and Lexington's 6.00% Convertible Notes because these securities are convertible, at the holder's option, into Lexington's common shares. Management believes this is appropriate and relevant to securities analysts, investors and other interested parties because Lexington presents Company FFO on a company-wide basis as if all securities that are convertible, at the holder's option, into Lexington's common shares, are converted. Since others do not calculate FFO in a similar fashion, Company FFO may not be comparable to similarly titled measures as reported by others.
2 Reported Company Funds Available for Distribution ("FAD") is calculated by making adjustments to Company FFO, as adjusted for (1) straight-line rent revenue, (2) lease incentive amortization, (3) amortization of above/below market leases, (4) cash paid for tenant improvements, (5) cash paid for lease costs, (6) non-cash general and administrative expenses, and (7) non-cash interest, net. Although FAD may not be comparable to that of other REITs, Lexington believes it provides a meaningful indication of its ability to fund cash needs. FAD is a non-GAAP financial measure and should not be viewed as an alternative measurement of operating performance to net income, as an alternative to net cash flows from operating activities or as a measure of liquidity.
# # #

LEXINGTON REALTY TRUST
2012 First Quarter Leasing Summary

	NEW LEASES
	Tenants (Guarantors)	Location		Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)(1)	New GAAP Rent Per Annum ($000)(1)
	Office/Multi-Tenant
	Wyndham Vacation Ownership, Inc. (Wyndham Worldwide Corporation)	Orlando	FL	10/2024	234,247	$186	$4,603
	DCP Midstream, LLC (2)	Oklahoma City	OK	07/2019	25,000	$38	$38
	Panasonic Automotive Systems Company of America, a Division of Panasonic Corporation of North America	Farmington Hills	MI	05/2025	90,460	$714	$1,605
	Various	Various		2013-2018	3,465	$62	$62
	United States of America	Lenexa	KS	10/2027	169,585	$3,028	$6,636
7	Total office/multi-tenant new leases				522,757	$4,028	$12,944

	Industrial
	Owens Corning Insulating Systems, LLC	Hebron	OH	MTM	103,450	$212	$212
1	Total industrial new leases				103,450	$212	$212

8	TOTAL NEW LEASES				626,207	$4,240	$13,156

	LEASE EXTENSIONS
	Tenants	Location		Prior Term	Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)(1)	Prior Cash Rent Per Annum ($000)	New GAAP Rent Per Annum ($000)(1)	Prior GAAP Rent Per Annum ($000)

	Office/Multi-Tenant			2012 Extensions
	Various	Various		2012	2012-2017	6,836	$198	$161	$198	$160
				2014 Extensions
	Morgan, Lewis & Bockius LLP (3)	Philadelphia	PA	01/2014	01/2021	289,432	$4,221	$4,471	$4,298	$4,464

5	Total office/multi-tenant lease extensions					296,268	$4,419	$4,632	$4,496	$4,624
	Industrial			2012 Extensions
	Michelin North America, Inc.	Laurens	SC	08/2012	01/2015	1,164,000	$3,387	$3,413	$3,387	$3,304
	Michelin North America, Inc.	Temperance	MI	08/2012	01/2015	744,570	$2,286	$2,287	$2,286	$2,214

2	Total industrial lease extensions					1,908,570	$5,673	$5,700	$5,673	$5,518
	Retail
	Various	Various		2012/2014	2012-2017	192,740	$812	$1,126	$876	$1,192

6	Total retail lease extensions					192,740	$812	$1,126	$876	$1,192

13	TOTAL EXTENDED LEASES					2,397,578	$10,904	$11,458	$11,045	$11,334

21	TOTAL NEW AND EXTENDED LEASES					3,023,785	$15,144	$11,458	$24,201	$11,334

LEXINGTON REALTY TRUST
2012 First Quarter Leasing Summary

	LEASE NON-RENEWAL
	Tenants	Location		Lease Expiration Date	Sq. Ft.	Prior Annual Cash Rent ($000)	Prior Annual GAAP Rent ($000)
	Office
1	Principal Life Insurance Company	Clive	IA	01/2012	61,180	$799	$799
1	TOTAL LEASE NON-RENEWALS				61,180	$799	$799

	Footnotes
	(1) Assumes twelve months rent from the later of 4/1/12 or lease commencement/extension.
	(2) Equity investment held in Net Lease Strategic Assets Fund L.P., rent amounts reflect Lexington's 19% effective ownership interest.
	(3) Joint venture property. Lexington has an 80.5% interest in the property.

LEXINGTON REALTY TRUST
2012 First Quarter Investment/Capital Recycling Summary

	PROPERTY INVESTMENTS (1)
	Tenants (Guarantors)	Location		Property Type	Initial Basis ($000)	Initial Annualized Cash Rent ($000)	Initial Cash Yield	GAAP Yield	Lease Expiration
1	AMZN WVCS LLC (Amazon.com, Inc.)	Huntington	WV	Office	$12,558	$1,189	9.5%	10.7%	11/2026
2	MED3000, Inc.	Florence	SC	Office	$5,094	$513	10.1%	11.3%	02/2024

2	TOTAL PROPERTY INVESTMENTS				$17,652	$1,702	9.6%	10.9%

	CAPITAL RECYCLING

	PROPERTY DISPOSITIONS
	Tenants	Location		Property Type	Gross Sale Price ($000)	Annualized NOI ($000)	Month of Disposition
1	Vacant (2)	Tulsa	OK	Multi-tenant	$7,119	$—	January
2	Vacant	Wilsonville	OR	Multi-tenant	$2,500	$(296)	March

2	TOTAL PROPERTY DISPOSITIONS				$9,619	$(296)

	Footnotes
	(1) Completed build-to-suit projects
	(2) Property transferred to lender to satisfy $7.1 million non-recourse mortgage.

LEXINGTON REALTY TRUST
BUILD-TO-SUIT PROJECTS

	BUILD-TO-SUIT PROJECTED FUNDING SCHEDULE
	Location		Sq. Ft	Lease Term (Years)	Maximum Commitment/Estimated Completion Cost ($000)	Investment balance as of 3/31/12 ($000)(1)	Estimated Cash Investment Next 12 Months ($000)				Estimated Completion Date
							Q2 2012	Q3 2012	Q4 2012	Q1 2013
1	Saint Joseph	MO	99,000	15	$17,991	$9,980	$7,833	$—	$—	$—	2Q 12
2	Shreveport	LA	257,000	10	13,064	2,713	10,185	—	—	—	2Q 12
3	Long Island City (2)	NY	143,000	15	46,728	10,792	9,148	9,148	9,148	6,100	1Q 13
4	Jessup	PA	150,000	15	20,780	8,610	7,142	4,761	—	—	3Q 12
5	Eugene	OR	80,000	15	17,558	1,700	—	—	—	15,858	1Q 13
6	Denver	CO	163,000	15	37,592	3,851	8,387	8,387	8,387	8,387	2Q 13
7	Valdosta	GA	52,000	15	8,794	2,665	3,018	3,018	—	—	3Q 12

7	TOTAL BUILD-TO-SUIT PROJECTS				$162,507	$40,311	$45,713	$25,314	$17,535	$30,345

	Footnotes
	(1) Investment balance in accordance with GAAP.
	(2) Joint venture investment.

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 3/31/3012

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 3/31/2012 ($000) (2)	GAAP Base Rent as of 3/31/2012 ($000) (3)
OFFICE PROPERTIES
2012	8/31/2012	2706 Media Center Dr.	Los Angeles	CA	18	Sony Electronics, Inc.	2000	20,203	53	53
		5757 Decatur Blvd.	Indianapolis	IN	16	Allstate Insurance Company	2002	84,200	344	387
					--	Damar Services, Inc.	2002	5,756	11	11
	9/30/2012	4000 Johns Creek Pkwy.	Suwanee	GA	--	Kraft Foods Global, Inc.	2001	73,264	362	359
	10/31/2012	4455 American Way	Baton Rouge	LA	--	BellSouth Mobility Inc	1997	70,100	295	278
	11/7/2012	2706 Media Center Dr.	Los Angeles	CA	--	Playboy Enterprises, Inc.	2000	63,049	387	314
	12/31/2012	200 Executive Blvd. South	Southington	CT	--	Hartford Fire Insurance Company	1984/2006	153,364	420	406
2013	1/31/2013	12600 Gateway Blvd.	Fort Meyers	FL	--	Gartner, Inc.	1998	62,400	289	273
		810 & 820 Gears Rd.	Houston	TX	--	IKON Office Solutions, Inc.	2000	157,790	574	563
	3/31/2013	3165 McKelvey Rd.	Bridgeton	MO	--	BJC Health System	1981	52,994	99	132
	4/30/2013	Sandlake Rd./Kirkman Rd.	Orlando	FL	20	Lockheed Martin Corporation	1982	184,000	240	467
	5/31/2013	6303 Barfield Rd.	Atlanta	GA	--	International Business Machines Corporation /Internet Security Systems, Inc. (ISS Group, Inc.)	2000/2001	238,600	1,266	1,220
	6/30/2013	2210 Enterprise Dr.	Florence	SC	--	JPMorgan Chase Bank, National Association	1998	179,300	314	314
	9/30/2013	9200 South Park Center Loop	Orlando	FL	--	Corinthian Colleges, Inc.	2003	59,927	340	290
	11/30/2013	10475 Crosspoint Blvd.	Indianapolis	IN	--	Yellow Book Sales and Distribution Company, Inc.	1999	3,764	17	17
		1110 Bayfield Dr.	Colorado Springs	CO	--	Honeywell International Inc.	1980/1990/2002	166,575	408	400
	12/13/2013	3333 Coyote Hill Rd.	Palo Alto	CA	--	Xerox Corporation	1973/1975/1982	202,000	875	848
	12/31/2013	2550 Interstate Dr.	Harrisburg	PA	--	New Cingular Wireless PCS, LLC	1998	81,859	486	468
2014	1/31/2014	850-950 Warrenville Rd.	Lisle	IL	--	James J. Benes & Associates, Inc.	1984	6,347	35	27
	3/15/2014	101 East Erie St.	Chicago	IL	--	Draftfcb, Inc. (Interpublic Group of Companies, Inc.)	1986	212,988	1,030	1,248
	5/31/2014	3476 Stateview Blvd.	Fort Mill	SC	--	Wells Fargo Bank, N.A.	2002	169,083	662	634
		3480 Stateview Blvd.	Fort Mill	SC	--	Wells Fargo Bank, N.A.	2004	169,218	905	863
		859 Mount Vernon Hwy.	Atlanta	GA	8	International Business Machines Corporation /Internet Security Systems, Inc. (ISS Group, Inc.)	2004	50,400	321	257
	7/31/2014	16676 Northchase Dr.	Houston	TX	--	Kerr-McGee Oil & Gas Corporation (Kerr-McGee Corporation)	2003	101,111	417	407
	9/30/2014	333 Mt. Hope Ave.	Rockaway	NJ	--	BASF Corporation	1981/2002/2004	95,500	561	531
	10/31/2014	1409 Centerpoint Blvd.	Knoxville	TN	--	Alstom Power, Inc.	1997	84,404	428	405
		2800 Waterford Lake Dr.	Midlothian	VA	--	Alstom Power, Inc.	2000	99,057	533	504
		700 US Hwy. Route 202-206	Bridgewater	NJ	--	Biovail Pharmaceuticals, Inc. (Valeant Pharmaceuticals International, Inc.)	1985/2003/2004	115,558	509	643
	11/30/2014	200 Lucent Ln.	Cary	NC	--	Progress Energy Service Company, LLC	1999	124,944	531	517
		850-950 Warrenville Rd.	Lisle	IL	--	Flexco, Inc.	1984	7,535	34	34
	12/14/2014	22011 Southeast 51st St.	Issaquah	WA	--	Spacelabs Medical, Inc. / OSI Systems, Inc. (Instrumentarium Corporation)	1987	95,600	526	482
		5150 220th Ave.	Issaquah	WA	--	Spacelabs Medical, Inc. / OSI Systems, Inc. (Instrumentarium Corporation)	1992	106,944	596	548
	12/31/2014	1066 Main St.	Forest Park	GA	--	Bank of America, NA (Bank of America Corporation)	1969	14,859	50	50
		1698 Mountain Industrial Blvd.	Stone Mountain	GA	--	Bank of America, NA (Bank of America Corporation)	1973	5,704	24	24
		180 South Clinton St.	Rochester	NY	--	Frontier Corporation	1988/2000	226,000	738	736
		201 West Main St.	Cumming	GA	--	Bank of America, NA (Bank of America Corporation)	1968/1982	14,208	50	50
		2223 North Druid Hills Rd.	Atlanta	GA	--	Bank of America, NA (Bank of America Corporation)	1972	6,260	28	28
		275 Technology Dr.	Canonsburg	PA	--	ANSYS, Inc.	1996	107,872	357	344
		400 Butler Farm Rd.	Hampton	VA	--	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company)	1999	100,632	311	302
		4545 Chamblee – Dunwoody Rd.	Chamblee	GA	--	Bank of America, NA (Bank of America Corporation)	1972	4,565	22	22
		825 Southway Dr.	Jonesboro	GA	--	Bank of America, NA (Bank of America Corporation)	1971	4,894	19	19
		956 Ponce de Leon Ave.	Atlanta	GA	--	Bank of America, NA (Bank of America Corporation)	1975	3,900	20	20
2015	1/31/2015	26555 Northwestern Hwy.	Southfield	MI	--	Federal-Mogul Corporation	1963/1965/1988/1989	187,163	290	355
	3/31/2015	3940 South Teller St.	Lakewood	CO	--	MoneyGram Payment Systems, Inc.	2002	68,165	316	191
	4/30/2015	13775 McLearen Rd.	Herndon	VA	--	Equant, Inc. (Equant, NV)	1985/1986/1992/1999	125,293	554	534
	7/1/2015	33 Commercial St.	Foxboro	MA	--	Invensys Systems, Inc. (Siebe, Inc.)	1982/1987	164,689	3,025	908

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 3/31/3012

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 3/31/2012 ($000) (2)	GAAP Base Rent as of 3/31/2012 ($000) (3)
	7/31/2015	4001 International Pkwy.	Carrollton	TX	--	Motel 6 Operating, LP (Accor S.A.)	2003	138,443	801	799
	9/27/2015	10001 Richmond Ave.	Houston	TX	--	Baker Hughes Incorporated	1976	554,385	6,775	1,844
		12645 West Airport Rd.	Sugar Land	TX	--	Baker Hughes Incorporated	1997	165,836	1,719	486
	9/30/2015	500 Olde Worthington Rd.	Westerville	OH	--	InVentiv Communications, Inc.	2000	97,000	278	314
		550 Business Center Dr.	Lake Mary	FL	--	JPMorgan Chase Bank, National Association	1999	125,920	470	524
		600 Business Center Dr.	Lake Mary	FL	--	JPMorgan Chase Bank, National Association	1996	125,155	450	513
	10/31/2015	12209 West Markham St.	Little Rock	AR	--	Entergy Arkansas, Inc.	1980	36,311	59	59
2016	4/30/2016	11511 Luna Rd.	Farmers Branch	TX	--	Haggar Clothing Co. (Texas Holding Clothing Corporation and Haggar Corp.)	2000	180,507	573	797
		2000 Eastman Dr.	Milford	OH	--	Siemens Corporation	1991	221,215	622	580
	10/31/2016	104 & 110 South Front St.	Memphis	TN	--	Hnedak Bobo Group, Inc.	1871/1980/1988/1999	37,229	130	125
	12/31/2016	2050 Roanoke Rd.	Westlake	TX	--	TD Auto Finance LLC	2001	130,290	643	666
2017	3/31/2017	1701 Market St.	Philadelphia	PA	4	Car-Tel Communications, Inc.	1957/1997	1,220	12	12
	4/30/2017	1315 West Century Dr.	Louisville	CO	--	Global Healthcare Exchange, Inc. (Global Healthcare Exchange, LLC)	1987/2006	106,877	391	400
	5/31/2017	120 East Shore Dr.	Glen Allen	VA	--	Capital One Services, LLC	2000	77,045	193	184
	9/30/2017	9201 East Dry Creek Rd.	Centennial	CO	--	The Shaw Group, Inc.	2001/2002	128,500	582	593
		750 N. Commons Dr.	Aurora	IL	17	Westell, Inc. (Westell Technologies, Inc.)	1996	210,230	502	458
	11/30/2017	6200 Northwest Pkwy.	San Antonio	TX	--	United HealthCare Services, Inc. / PacifiCare Healthsystems, LLC	2000	142,500	445	467
2018	3/14/2018	601 & 701 Experian Pkwy.	Allen	TX	--	Experian Information Solutions, Inc. / TRW, Inc.(Experian Holdings, Inc.)	1981/1983	292,700	768	768
	5/30/2018	13651 McLearen Rd.	Herndon	VA	--	United States of America	1987	159,644	807	846
	6/30/2018	100 Barnes Rd.	Wallingford	CT	--	3M Company	1978/1985/1990/1993	44,400	117	127
	9/30/2018	1701 Market St.	Philadelphia	PA	4	CBC Restaurant Corp.	1957/1997	8,070	52	53
	12/22/2018	5200 Metcalf Ave.	Overland Park	KS	--	Swiss Re America Holding Corporation / Westport Insurance Corporation	1980/1990/2004/2005	320,198	1,187	1,195
2019	4/1/2019	9201 Stateline Rd.	Kansas City	MO	--	Swiss Re America Holding Corporation / Westport Insurance Corporation	1963/1973/1985/2003	155,925	547	547
	5/31/2019	4400 Northcorp Pkway	Palm Beach Gardens	FL	--	Office Suites Plus Properties, Inc.	1996	18,400	69	58
	6/19/2019	3965 Airways Blvd.	Memphis	TN	--	Federal Express Corporation	1982/1983/1985	521,286	1,713	1,753
	6/30/2019	275 South Valencia Ave.	Brea	CA	--	Bank of America, National Association	1983	637,503	2,178	2,150
	7/31/2019	500 Jackson St.	Columbus	IN	--	Cummins, Inc.	1984	390,100	1,107	1,135
	10/31/2019	10475 Crosspoint Blvd.	Indianapolis	IN	--	John Wiley & Sons, Inc.	1999	123,416	540	567
	12/31/2019	421 Butler Farm Rd.	Hampton	VA	--	Patient Advocate Foundation	2000	36,484	150	150
		850-950 Warrenville Rd.	Lisle	IL	--	National-Louis University	1984	85,532	316	364
2020	1/31/2020	10300 Kincaid Dr.	Fishers	IN	--	Roche Diagnostics Operations, Inc.	1999	193,000	844	856
	2/14/2020	5600 Broken Sound Blvd.	Boca Raton	FL	--	Océ Printing Systems USA, Inc. (Oce-USA Holding, Inc.)	1983/2002	143,290	554	561
	7/8/2020	1460 Tobias Gadsen Blvd.	Charleston	SC	--	Hagemeyer North America, Inc.	2005	50,076	199	210
2021	1/31/2021	1701 Market St.	Philadelphia	PA	4	Morgan, Lewis & Bockius LLP	1957/1997	289,432	1,118	1,082
	3/31/2021	1311 Broadfield Blvd.	Houston	TX	--	Transocean Offshore Deepwater Drilling, Inc. (Transocean Sedco Forex, Inc.)	2000	155,040	581	656
	6/30/2021	1415 Wyckoff Rd.	Wall	NJ	--	New Jersey Natural Gas Company	1983	157,511	828	828
	8/31/2021	333 Three D Systems Circle	Rock Hill	SC	--	3D Systems Corporation	2006	80,028	167	172
	11/30/2021	29 South Jefferson Rd.	Whippany	NJ	--	CAE SimuFlite, Inc. (CAE INC.)	2006/2008	123,734	598	582
2022	1/31/2022	26210 and 26220 Enterprise Court	Lake Forest	CA	--	Apria Healthcare, Inc. (Apria Healthcare Group, Inc.)	2001	100,012	278	300
N/A	N/A	1701 Market St.	Philadelphia	PA	4	Parking Operators	1957/1997	0	650	650
	Vacant	101 East Erie St.	Chicago	IL	--	(Available for Lease)	1986	17,716	0	0
		10475 Crosspoint Blvd.	Indianapolis	IN	--	(Available for Lease)	1999	13,867	0	0
		1701 Market St.	Philadelphia	PA	4	(Available for Lease)	1957/1997	5,315	0	0
		4000 Johns Creek Pkwy.	Suwanee	GA	--	(Available for Lease)	2001	13,955	0	0
		421 Butler Farm Rd.	Hampton	VA	--	(Available for Lease)	2000	20,080	0	0
OFFICE TOTAL/WEIGHTED AVERAGE						99.4% Leased		10,967,415	$49,685	$41,914

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 3/31/3012

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 3/31/2012 ($000) (2)	GAAP Base Rent as of 3/31/2012 ($000) (3)
INDUSTRIAL PROPERTIES
2012	MTM	191 Arrowhead Dr.	Hebron	OH	--	Owens Corning Insulating Systems, LLC	1999	250,410	125	125
	10/31/2012	1601 Pratt Ave.	Marshall	MI	--	Enbridge Energy, Limited Partnership	1979	58,300	43	43
2013	5/31/2013	200 Arrowhead Dr.	Hebron	OH	--	Owens Corning Sales, LLC / Owens Corning Insulating Systems, LLC	2000	400,522	225	225
		2203 Sherrill Dr.	Statesville	NC	--	Ozburn-Hessey Logistics, LLC (OHH Acquisition Corporation)	1999/2002	639,800	447	447
	12/31/2013	1133 Poplar Creek Rd.	Henderson	NC	--	Staples, Inc. / Corporate Express, Inc.	1998/2006	196,946	219	203
2014	1/1/2014	2415 US Hwy. 78 East	Moody	AL	--	CEVA Logistics U.S., Inc. (TNT Logistics Holdings, B.V.)	2004	595,346	263	263
	12/31/2014	3686 South Central Ave.	Rockford	IL	--	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	1998	90,000	101	79
2015	1/31/2015	101 Michelin Dr.	Laurens	SC	7	CEVA Logistics U.S., Inc. (TNT Logistics Holdings, B.V.) / Michelin North America, Inc.	1991/1993	1,164,000	853	826
		7111 Crabb Rd.	Temperance	MI	7	CEVA Logistics U.S., Inc. (TNT Logistics Holdings, B.V.) / Michelin North America, Inc.	1978/1993	744,570	572	553
	12/31/2015	749 Southrock Dr.	Rockford	IL	--	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	1992	150,000	119	122
2016	2/28/2016	7670 Hacks Cross Rd.	Olive Branch	MS	--	MAHLE Clevite, Inc. (MAHLE Industries, Incorporated)	1989	268,104	239	229
	3/31/2016	19500 Bulverde Rd.	San Antonio	TX	--	Elsevier STM Inc. (Reed Elsevier Inc.)	2001	559,258	916	857
		2455 Premier Dr.	Orlando	FL	--	Walgreen Co. / Walgreen Eastern Co.	1980	205,016	127	196
	5/31/2016	291 Park Center Dr.	Winchester	VA	--	Kraft Foods Global, Inc.	2001	344,700	302	322
	8/31/2016	10590 Hamilton Ave.	Cincinnati	OH	--	The Hillman Group, Inc.	1991/1994/1995/2005	248,200	198	198
	9/30/2016	900 Industrial Blvd.	Crossville	TN	--	Dana Commercial Vehicle Products, LLC	1989/2006	222,200	171	171
2017	2/28/2017	3456 Meyers Ave.	Memphis	TN	--	Sears, Roebuck and Co. / Sears Logistics Services	1973	780,000	398	424
	6/30/2017	7500 Chavenelle Rd.	Dubuque	IA	--	The McGraw-Hill Companies, Inc.	2001	330,988	304	291
	9/30/2017	250 Swathmore Ave.	High Point	NC	--	Steelcase Inc.	2002	244,851	274	272
	10/31/2017	1420 Greenwood Rd.	McDonough	GA	--	Versacold USA, Inc.	2000/2007	296,972	661	649
		43955 Plymouth Oaks Blvd.	Plymouth	MI	--	Tower Automotive Operations USA I, LLC / Tower Automotive Products Inc. (Tower Automotive, Inc.)	1996/1998	290,133	471	356
2018	6/30/2018	1650-1654 Williams Rd.	Columbus	OH	--	ODW Logistics, Inc.	1973	772,450	337	336
	9/30/2018	50 Tyger River Dr.	Duncan	SC	--	Plastic Omnium Auto Exteriors, LLC	2005/2007/2008	221,833	239	239
2019	4/30/2019	113 Wells St.	North Berwick	ME	--	United Technologies Corporation	1965/1980	972,625	384	384
	10/17/2019	10345 Philipp Pkwy.	Streetsboro	OH	--	L'Oreal USA S/D, Inc. (L’Oreal USA, Inc.)	2004	649,250	630	653
2020	3/31/2020	2425 Hwy. 77 North	Waxahachie	TX	--	James Hardie Building Products, Inc. (James Hardie NV & James Hardie Industries NV)	1996/2001	335,610	850	850
	6/30/2020	3102 Queen Palm Dr.	Tampa	FL	--	Time Customer Service, Inc. (Time Incorporated)	1986	229,605	321	319
	9/30/2020	3350 Miac Cove Rd.	Memphis	TN	--	Mimeo.com, Inc.	1987	107,400	103	96
	12/19/2020	1901 Ragu Dr.	Owensboro	KY	6	Unilever Supply Chain, Inc. (Unilever United States, Inc.)	1975/1979/1995	443,380	262	373
2021	5/31/2021	477 Distribution Pkwy.	Collierville	TN	--	Federal Express Corporation / FedEx Techconnect, Inc.	1984/1987/2005	120,000	103	84
	9/30/2021	3820 Micro Dr.	Millington	TN	--	Ingram Micro L.P. (Ingram Micro Inc.)	1997	701,819	448	475
	11/30/2021	2880 Kenny Biggs Rd.	Lumberton	NC	--	Quickie Manufacturing Corporation	1998/2001/2006	423,280	328	339
N/A	Vacant	3350 Miac Cove Rd.	Memphis	TN	--	(Available for Lease)	1987	32,679	—	—
INDUSTRIAL TOTAL/WEIGHTED AVERAGE						99.8% Leased		13,090,247	$11,033	$10,999

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 3/31/3012

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 3/31/2012 ($000) (2)	GAAP Base Rent as of 3/31/2012 ($000) (3)
RETAIL PROPERTIES
2012	4/30/2012	900 South Canal St.	Carlsbad	NM	--	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1981	10,000	41	26
	5/31/2012	10415 Grande Ave.	Sun City	AZ	19	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1982	10,000	41	55
		3451 Alta Mesa Blvd.	Fort Worth	TX	--	AVT Grocery, Inc. / Safeway, Inc.	1985	44,000	76	89
		402 East Crestwood Dr.	Victoria	TX	19	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1982	10,000	41	29
		4121 South Port Ave.	Corpus Christi	TX	19	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1980	10,000	41	35
	11/30/2012	101 West Buckingham Rd.	Garland	TX	--	AVT Grocery, Inc.	1982	40,000	81	81
2013	2/28/2013	S. Carolina 52/52 Bypass	Moncks Corner	SC	--	Food Lion, LLC / Delhaize America, Inc.	1982	23,000	15	31
		US 221 & Hospital Rd.	Jefferson	NC	--	Food Lion, LLC / Delhaize America, Inc.	1981	23,000	18	18
	7/1/2013	1053 Mineral Springs Rd.	Paris	TN	--	The Kroger Co.	1982	31,170	40	53
	10/31/2013	1084 East Second St.	Franklin	OH	--	Marsh Supermarkets, Inc. / Crystal Food Services, LLC	1961/1978	29,119	28	36
		130 Midland Ave.	Port Chester	NY	--	Pathmark Stores, Inc.	1982	59,000	98	296
		5104 North Franklin Rd.	Lawrence	IN	--	Marsh Supermarkets, Inc. / Marsh Supermarkets, LLC	1958	28,721	48	48
2014	3/31/2014	N.E.C. 45th St./Lee Blvd.	Lawton	OK	--	Associated Wholesale Grocers, Inc. / Safeway, Inc.	1984	30,757	46	52
2015	1/31/2015	1700 State Route 160	Port Orchard	WA	--	Moran Foods, Inc. d/b/a Save-A-Lot, Ltd.	1983	16,037	20	20
	5/31/2015	24th St. West & St. John’s Ave.	Billings	MT	--	Safeway, Inc.	1981	40,800	47	72
2016	5/31/2016	12535 Southeast 82nd Ave.	Clackamas	OR	--	Toys "R" Us-Delaware, Inc. / Toys "R" Us, Inc. / TRU 2005 RE I, LLC	1981	42,842	76	76
		18601 Alderwood Mall Blvd.	Lynnwood	WA	--	Toys "R" Us-Delaware, Inc. / Toys "R" Us, Inc. / TRU 2005 RE I, LLC	1981/1993	43,105	70	70
		4811 Wesley St.	Greenville	TX	--	Brookshire Grocery Company / Safeway, Inc.	1985	48,492	43	60
		6910 South Memorial Hwy.	Tulsa	OK	--	Toys “R” Us, Inc. / Toys "R" Us-Delaware, Inc.	1981	43,123	64	64
2017	3/31/2017	1610 South Westmoreland Ave.	Dallas	TX	--	Malone’s Food Stores, Ltd.	1960	70,910	90	105
	6/30/2017	1600 East 23rd St.	Chattanooga	TN	--	BI-LO, LLC	1983	42,130	33	33
	11/30/2017	205 Homer Rd.	Minden	LA	--	Brookshire Grocery Company (Safeway Stores, Inc.)	1981	35,000	48	64
2018	2/26/2018	399 Peachwood Centre Dr.	Spartanburg	SC	--	Best Buy Co., Inc.	1996	45,800	99	99
		4831 Whipple Ave., Northwest	Canton	OH	--	Best Buy Co., Inc.	1995	46,350	116	116
	9/30/2018	835 Julian Ave.	Thomasville	NC	--	Mighty Dollar, LLC	1983	23,767	18	18
	10/31/2018	10340 U.S. 19	Port Richey	FL	--	Kingswere Furniture, LLC	1980	53,820	87	87
	12/31/2018	1150 West Carl Sandburg Dr.	Galesburg	IL	--	Kmart Corporation	1992	94,970	11	82
		12080 Carmel Mountain Rd.	San Diego	CA	--	Kmart Corporation	1993	107,210	12	188
		21082 Pioneer Plaza Dr.	Watertown	NY	--	Kmart Corporation	1993	120,727	18	120
		255 Northgate Dr.	Manteca	CA	--	Kmart Corporation	1993	107,489	19	139
		5350 Leavitt Rd.	Lorain	OH	--	Kmart Corporation	1993	193,193	27	183
		97 Seneca Trail	Fairlea	WV	--	Kmart Corporation	1993/1999	90,933	13	87
	2/28/2018	291 Talbert Blvd.	Lexington	NC	--	Food Lion, LLC / Delhaize America, Inc.	1981	23,000	35	35
		3211 West Beverly St.	Staunton	VA	--	Food Lion, LLC / Delhaize America, Inc.	1971	23,000	41	41
N/A	Vacant	1700 State Route 160	Port Orchard	WA	--	(Available for Lease)	1983	11,931	—	—
RETAIL TOTAL/WEIGHTED AVERAGE						99.3% Leased		1,673,396	$1,601	$2,608

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 3/31/3012

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Property Type	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 3/31/2012 ($000) (2)	GAAP Base Rent as of 3/31/2012 ($000) (3)
LONG-TERM LEASE PROPERTIES
2022	11/30/2022	4201 Marsh Ln.	Carrollton	TX	--	Carlson Restaurants Inc. (Carlson, Inc.)	Office	2003	130,000	482	466
	12/31/2022	147 Milk St.	Boston	MA	--	Harvard Vanguard Medical Associates, Inc.	Office	1910	52,337	383	415
2023	2/28/2023	2211 South 47th St.	Phoenix	AZ	--	Avnet, Inc.	Office	1997	176,402	602	540
	3/31/2023	6555 Sierra Dr.	Irving	TX	--	TXU Energy Retail Company, LLC (Texas Competitive Electric Holdings Company, LLC)	Office	1999	247,254	754	738
		8900 Freeport Pkwy.	Irving	TX	--	Nissan Motor Acceptance Corporation (Nissan North America, Inc.)	Office	2003	225,049	760	838
2024	2/14/2024	1362 Celebration Blvd.	Florence	SC	--	MED3000, Inc.	Office	2012	32,000	65	72
	10/31/2024	6277 Sea Harbor Dr.	Orlando	FL	--	Wyndham Vacation Ownership, Inc. (Wyndham Worldwide Corporation)	Office	1984	234,247	0	0
2025	6/30/2025	10000 Business Blvd.	Dry Ridge	KY	--	Dana Light Axle Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	1988/1999	336,350	336	336
		301 Bill Bryan Rd.	Hopkinsville	KY	--	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	1987/1999/2000/2006	424,904	422	422
		4010 Airpark Dr.	Owensboro	KY	--	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	1998/2001	211,598	302	302
		730 North Black Branch Rd.	Elizabethtown	KY	--	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	2001	167,770	134	134
		750 North Black Branch Rd.	Elizabethtown	KY	--	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	1995/2000/2001	539,592	710	710
	7/31/2025	7005 Cochran Rd.	Glenwillow	OH	--	Royal Appliance Mfg. Co.	Industrial	1997	458,000	486	563
	11/30/2025	11707 Miracle Hills Dr.	Omaha	NE	--	Infocrossing, Inc.	Office	1989/1995	85,200	292	292
	12/31/2025	2005 East Technology Cir.	Tempe	AZ	--	Infocrossing, Inc.	Office	1998	60,000	282	282
	5/31/2025	37101 Corporate Dr.	Farmington Hills	MI	--	Panasonic Automotive Systems Company of America, a Division of Panasonic Corporation of North America	Office	2001	90,460	0	0
2026	3/30/2026	121 Technology Dr.	Durham	NH	15	Heidelberg Americas, Inc. (Heidelberger Druckmaschinen AG) / Goss International Americas, Inc. (Goss International Corporation)	Industrial	1986/2002/2003	500,500	2,140	634
	3/31/2026	459 Wingo Road	Byhalia	MS	--	Asics America Corporation (Asics Corporation)	Industrial	2011	513,734	636	734
	10/31/2026	5001 Greenwood Rd.	Shreveport	LA	--	Libbey Glass Inc. (Libbey Inc.)	Industrial	2006	646,000	505	541
	11/30/2026	250 Rittenhouse Cir.	Bristol	PA	--	Northtec LLC (The Estée Lauder Companies Inc.)	Industrial	1983/1997	241,977	257	289
		500 Kinetic Drive	Huntington	WV	--	AMZN WVCS LLC (Amazon.com, Inc.)	Office	2011	68,693	275	306
	12/29/2026	5500 New Albany Road	Columbus	OH	--	Evans, Mechwart, Hambleton & Tilton, Inc.	Office	2005	104,807	380	434
	6/30/2026	351 Chamber Drive	Chillicothe	OH	--	The Kitchen Collection, Inc.	Industrial	1995/1998	475,218	249	290
2027	7/6/2027	2221 Schrock Road	Columbus	OH	--	MS Consultants, Inc.	Office	1999/2006	42,290	140	160
	10/31/2027	11201 Renner Blvd.	Lenexa	KS	--	United States of America	Office	2007	169,585	107	585
2028	8/31/2028	9803 Edmonds Way	Edmonds	WA	--	Pudget Consumers Co-op d/b/a PCC Natural Markets	Retail	1981	35,459	151	151
2029	1/31/2029	6226 West Sahara Ave.	Las Vegas	NV	--	Nevada Power Company	Office	1983/1994	282,000	2,018	1,063
	12/31/2029	400 East Stone Ave.	Greenville	SC	9	Canal Insurance Company	Office	1948/1981/1982/1986/1991/2006/2008	128,041	236	—
2031	5/31/2031	671 Washburn Switch Rd.	Shelby	NC	--	Clearwater Paper Corporation	Industrial	2011	673,518	535	650
N/A	Vacant	37101 Corporate Dr.	Farmington Hills	MI	--	(Available for Lease)	Office	2001	38,369	0	0
		6277 Sea Harbor Dr.	Orlando	FL	--	(Available for Lease)	Office	1984	126,060	0	0
		8900 Freeport Pkwy.	Irving	TX	--	(Available for Lease)	Office	2003	43,396	0	0
LONG-TERM LEASES TOTAL/WEIGHTED AVERAGE						97.3% Leased			7,560,810	$13,639	$11,947

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 3/31/3012

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Gross Book Value ($000) (10)	Sq.Ft.	Percentage Leased	Cash Rent as of 3/31/2012 ($000) (2)	GAAP Base Rent as of 3/31/2012 ($000) (3)	Debt Balance ($000)
MULTI-TENANT PROPERTIES (14)
Various	Various	10 John St.	Clinton	CT	6	Multi-Tenant	1972	0	41,188	0%	0	0	0
		100 East Shore Dr.	Glen Allen	VA	--	Multi-Tenant	1999	11,510	68,003	85%	299	282	19,126
		100 Light St.	Baltimore	MD	13	Multi-Tenant	1973/2009	244,498	476,459	95%	2,534	3,085	0
		140 East Shore Dr.	Glen Allen	VA	12	Multi-Tenant	2000	13,486	79,675	72%	255	229	0
		13430 North Black Canyon Fwy.	Phoenix	AZ	11	Multi-Tenant	1981/1982/2005/2007/2009	16,723	138,940	100%	658	669	0
		1500 Hughes Way	Long Beach	CA	5	Multi-Tenant	1981	63,158	490,055	74%	1,894	1,770	0
		207 Mockingbird Ln.	Johnson City	TN	--	Multi-Tenant	1979	11,344	60,684	50%	153	153	0
		2300 Litton Ln.	Hebron	KY	11	Multi-Tenant	1986/1996	9,766	80,441	100%	126	115	0
		4200 Northcorp Pkway	Palm Beach Gardens	FL	11	Multi-Tenant	1996	15,169	95,065	20%	0	0	0
		6050 Dana Way	Antioch	TN	--	Multi-Tenant	1999	14,953	672,629	62%	344	351	0
		King St./1032 Fort St. Mall	Honolulu	HI	11 / 13	Multi-Tenant	1979/2002	47,178	318,451	93%	618	365	0
		1275 Northwest 128th St.	Clive	IA	21	Multi-Tenant	2004	10,599	61,180	0%	67	67	5,385
MULTI-TENANT TOTAL/WEIGHTED AVERAGE						74.0% Leased			2,582,770		$6,948	$7,086	$24,511

TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE						97.2% Leased			35,874,638		$82,906	$74,554

Footnotes
1	Square foot leased or vacant.
2	Three months ended 3/31/2012 cash rent.
3	Three months ended 3/31/2012 GAAP base rent.
4	Lexington has an 80.5% interest in this property.
5	Lexington has a 55.0% interest in this property.
6	Lexington has a 71.1% interest in this property.
7	CEVA Logistics U.S., Inc. lease expires 08/2012; however, new tenant (Michelin North America, Inc.) lease expires 01/31/2015.
8	IBM lease expires 05/2013, however, new tenant (Problem Solved, LLC) leases 16,000 sf through 05/2014.
9	Property is classified as a capital lease for GAAP, accordingly $248 income is included in non-operating income.
10	Represents GAAP capitalized costs.
11	Property is collateral for secured credit facility and term loan.
12	Mortgage shown under 100 East Shore Dr., Glen Allen VA.
13	Includes parking operations.
14	The multi-tenanted properties incurred approximately $3.4 million in operating expenses, net for the three months ended 3/31/2012.
15	Heidelberg Americas, Inc. lease expires 3/30/2021, however, new tenant (Goss International Americas, Inc.) lease expires 3/30/2026.
16	Subsequent to 3/31/12, lease extended to 1/31/18 for 57,769 square feet.
17	Lexington has an 87.1% interest in this property.
18	Subsequent to 3/31/12, lease extended to 8/31/15.
19	Tenant is now month-to-month.
20	Subsequent to 3/31/12, lease extended to 4/30/2018.
21	Cash and GAAP rent amounts represent prior tenant.

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Net Lease Strategic Assets Fund Portfolio - 3/31/2012

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 3/31/2012 ($000) (2)	GAAP Base Rent as of 3/31/2012 ($000) (3)
NET LEASE STRATEGIC ASSETS FUND PROPERTIES
2012	5/31/2012	101 Creger Dr.	Ft. Collins	CO	--	Lithia Real Estate, Inc. / D&M Automotive, Inc. (Lithia Motors, Inc.)	1982	10,000	69	59
2013	5/31/2013	2401 Cherahala Blvd.	Knoxville	TN	--	AdvancePCS, Inc. / CaremarkPCS, L.L.C.	2002	59,748	225	225
	6/30/2013	420 Riverport Rd.	Kingsport	TN	--	Kingsport Power Company	1981	42,770	78	77
	10/31/2013	3943 Denny Ave.	Pascagoula	MS	--	Northrop Grumman Systems Corporation	1995	94,841	160	160
	12/31/2013	120 Southeast Pkwy. Dr.	Franklin	TN	--	Essex Group, Inc. (United Technologies Corporation)	1970/1983	289,330	184	163
2014	1/31/2014	109 Stevens St.	Jacksonville	FL	--	Wagner Industries, Inc.	1959/1967	168,800	74	71
		1401 & 1501 Nolan Ryan Pkwy.	Arlington	TX	--	Siemens Dematic Postal Automation L.P. / Siemens Energy & Automation, Inc. / Siemens Shared Services, LLC	2003	236,547	681	670
	4/30/2014	12000 & 12025 Tech Center Dr.	Livonia	MI	--	Kelsey-Hayes Company (TRW Automotive, Inc.)	1987/1988/1990	180,230	521	518
	6/30/2014	70 Mechanic St.	Foxboro	MA	--	Invensys Systems, Inc. (Siebe, Inc.)	1965/1967/1971	251,914	1,591	1,488
	12/31/2014	324 Industrial Park Rd.	Franklin	NC	--	SKF USA Inc.	1996	72,868	114	115
2015	6/30/2015	1700 47th Ave North	Minneapolis	MN	--	Owens Corning / Owens Corning Roofing and Asphalt, LLC	2003	18,620	156	156
		2500 Patrick Henry Pkwy.	McDonough	GA	--	Georgia Power Company	1999	111,911	385	384
		2935 Van Vactor Dr.	Plymouth	IN	--	Bay Valley Foods, LLC	2000/2003	300,500	201	202
		3711 San Gabriel	Mission	TX	--	VoiceStream PCS II Corporation / T-Mobile USA, Inc. / T-Mobile West Corporation	2003	75,016	263	255
	9/27/2015	2529 West Thorne Dr.	Houston	TX	--	Baker Hughes, Incorporated	1982/1999	65,500	15	209
		9110 Grogans Mill Rd.	The Woodlands	TX	--	Baker Hughes, Incorporated	1992	275,750	56	779
	10/31/2015	5201 West Barraque St.	Pine Bluff	AR	--	Entergy Arkansas Inc.	1964/1972/1988	27,189	48	48
2016	1/31/2016	1600 Eberhardt Rd.	Temple	TX	--	Nextel of Texas, Inc. (Nextel Finance Company)	2001	108,800	419	404
	5/31/2016	1200 Jupiter Rd.	Garland	TX	--	Raytheon Company	1980	278,759	377	377
	7/14/2016	1400 Northeast McWilliams Rd.	Bremerton	WA	--	Nextel West Corp. (Nextel Finance Company)	2002	60,200	304	291
	11/30/2016	736 Addison Rd.	Erwin	NY	--	Corning, Incorporated	2006	408,000	309	309
2017	4/30/2017	3600 Army Post Rd.	Des Moines	IA	--	HP Enterprise Services, LLC	2000	405,000	779	662
	12/31/2017	11411 North Kelly Ave.	Oklahoma City	OK	--	American Golf Corporation	1991/1996	13,924	119	120
2018	8/31/2018	3500 North Loop Rd.	McDonough	GA	--	Litton Loan Servicing LP	2007	62,218	301	301
	9/30/2018	904 Industrial Rd.	Marshall	MI	--	Tenneco Automotive Operating Company, Inc. (Tenneco, Inc.)	1968/1972/2008	246,508	191	201
2019	1/31/2019	2999 Southwest 6th St.	Redmond	OR	--	VoiceStream PCS I LLC (T-Mobile USA, Inc.)	2004	77,484	386	393
	10/31/2019	17191 St. Luke's Way	The Woodlands	TX	--	Montgomery County Management Company, LLC	2004	41,000	200	246
		9601 Renner Blvd.	Lenexa	KS	--	VoiceStream PCS II Corporation (T-Mobile USA, Inc.)	2004	77,484	337	348
	7/15/2019	19019 North 59th Ave.	Glendale	AZ	--	Honeywell International Inc.	1986/1997/2000	252,300	438	475
	6/29/2019	3265 East Goldstone Dr.	Meridian	ID	--	T-Mobile PCS Holdings, LLC (T-Mobile USA, Inc.)	2004	77,484	329	341
2020	5/31/2020	359 Gateway Dr.	Lavonia	GA	--	TI Group Automotive Systems, LLC (TI Automotive Ltd.)	2005	133,221	300	300
	6/30/2020	10419 North 30th St.	Tampa	FL	--	Time Customer Service, Inc. (Time Incorporated)	1986	132,981	341	339
	8/31/2020	First Park Dr.	Oakland	ME	--	Omnipoint Holdings, Inc. (T-Mobile USA, Inc.)	2005	78,610	333	287
	11/30/2020	11555 University Blvd.	Sugar Land	TX	--	KS Management Services, LLP (St. Luke’s Episcopal Health System Corporation)	2005	72,683	306	313
2021	9/30/2021	265 Lehigh St.	Allentown	PA	--	Pennsylvania School of Business, Inc.	1980	22,392	31	31
	10/25/2021	6938 Elm Valley Dr.	Kalamazoo	MI	--	Dana Commercial Vehicle Products, LLC (Dana Holding Corporation and Dana Limited)	1999/2004	150,945	507	529
2022	6/30/2022	8555 South River Pkwy.	Tempe	AZ	4	ASM Lithography, Inc. (ASM Lithography Holding N.V.) (2013) / DuPont Airproducts Nanomaterials L.L.C. (2022)	1998	95,133	589	553
	7/31/2022	1440 East 15th St.	Tucson	AZ	--	CoxCom, Inc.	1988	28,591	137	138
2025	7/14/2025	590 Ecology Ln.	Chester	SC	--	Owens Corning Sales, LLC	2001/2005	420,597	546	542
2026	8/31/2026	25500 State Hwy. 249	Tomball	TX	--	Parkway Chevrolet, Inc. (Raymond Durdin & Jean W. Durdin)	2005	77,076	338	377

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Net Lease Strategic Assets Fund Portfolio - 3/31/2012

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 3/31/2012 ($000) (2)	GAAP Base Rent as of 3/31/2012 ($000) (3)
2027	4/30/2027	2424 Alpine Rd.	Eau Claire	WI	--	Silver Spring Foods, Inc. (Huntsinger Farms, Inc.)	1993/2004	159,000	232	293
N/A	Vacant	265 Lehigh St.	Allentown	PA	--	(Available for Lease)	1980	48,838	0	0
NET LEASE STRATEGIC ASSETS FUND TOTAL/WEIGHTED AVERAGE						99.2% Leased		5,810,762	12,970	13,749

Footnotes
1	Square foot leased or vacant.
2	Three months ended 3/31/2012 cash rent.
3	Three months ended 3/31/2012 GAAP base rent.
4	ASM Lithography, Inc. lease expires 6/30/2013; however, new tenant (DuPont Airproducts Nanomaterials LLC) lease expires 6/30/2022.

LEXINGTON REALTY TRUST
Lease Rollover Schedule by Property Type - Cash Basis
3/31/2012

	Office			Industrial			Retail
Year	Net Rentable Area	Cash Rent as of 3/31/2012 ($000)	Annual Rent PSF	Net Rentable Area	Cash Rent as of 3/31/2012 ($000)	Annual Rent PSF	Net Rentable Area	Cash Rent as of 3/31/2012 ($000)	Annual Rent PSF
2012	469,936	$1,872	$15.93	308,710	$168	$2.18	124,000	$321	$10.35
2013	1,389,209	$4,908	$14.13	1,237,268	$891	$2.88	194,010	$247	$5.09
2014	1,927,583	$8,707	$18.07	685,346	$364	$2.12	30,757	$46	$5.98
2015	1,788,360	$14,737	$14.96	2,058,570	$1,544	$3.00	56,837	$67	$4.72
2016	569,241	$1,968	$13.83	1,847,478	$1,953	$4.23	177,562	$253	$5.70
2017	666,372	$2,125	$12.76	1,942,944	$2,108	$4.34	148,040	$171	$4.62
2018	825,012	$2,931	$14.21	994,283	$576	$2.32	930,259	$496	$3.86
2019	1,968,646	$6,620	$13.45	1,621,875	$1,014	$2.50	—	$—	$—
2020	386,366	$1,597	$16.53	1,115,995	$1,536	$5.51	—	$—	$—
2021	805,745	$3,292	$16.34	1,245,099	$879	$2.82	—	$—	$—
2022 - Q1	100,012	$278	$11.12	—	$—	$—	—	$—	$—
Thereafter	2,128,365	$6,776	$12.90	5,189,161	$6,712	$4.04	35,459	$151	$17.03
Total/Weighted Average (1)	13,024,847	$55,811	$14.69	18,246,729	$17,745	$3.57	1,696,924	$1,752	$5.08

Footnotes
(1) Total shown may differ from detailed amounts due to rounding and does not include multi-tenant properties and parking operations.

LEXINGTON REALTY TRUST
Lease Rollover Schedule - GAAP Basis
3/31/2012

Year	Number of Leases Expiring	GAAP Base Rent as of 3/31/2012 ($000)	Percent of GAAP Base Rent as of 3/31/2012
2012	15	$2,291	3.4%
2013	20	6,349	9.5%
2014	27	9,089	13.6%
2015	16	8,120	12.2%
2016	14	4,411	6.6%
2017	14	4,308	6.4%
2018	19	4,759	7.1%
2019	10	7,761	11.6%
2020	7	3,265	4.9%
2021	8	4,218	6.3%
2022 - Q1	1	300	0.5%
Thereafter	29	11,947	17.9%

Total (1)	180	$66,818	100%

Footnotes
(1) Total shown may differ from detailed amounts due to rounding and does not include multi-tenant properties and parking operations.

LEXINGTON REALTY TRUST
Mortgage Loans Receivable
3/31/2012
			Loan Balance ($000)(1)	Interest Rate	Maturity Date	Current Estimated Annual Debt Service ($000)(2)	Balloon Payment ($000)	Escrow Balance ($000)
Collateral
	City	State
Office	Schaumburg (3)	IL	$22,341	20%	01/2012	—	$22,341	$741
	Southfield	MI	$7,895	4.55%	02/2015	$1,282	$5,810	—
	Westmont (4)	IL	$27,146	6.45%	10/2015	$2,090	$25,731	$6,114
Industrial	New Kingstown (5)	PA	$2,971	7.78%	01/2013	$323	$2,826	$668
Retail	Various	Various	$1,054	8%	07/2012	$1,069	—	—
	Austin	TX	$1,809	16%	10/2018	—	$5,104	—
	Various	Various	$1,377	8%	02/2021	$219	—	—
	Various	Various	$727	8%	12/2021	$111	—	—
	Various	Various	$869	8%	03/2022	$122	—	—
	Total Mortgage Loans Receivable		$66,189			$5,216	$61,812	$7,523

Footnotes
(1) Includes accrued interest receivable.
(2) Remaining collections for debt less than 12 months to maturity, all others are debt service for next 12 months.
(3) Interest only payments to the extent of operating cash flow of underlying asset. Borrower currently in default and Lexington has commenced foreclosure.
(4) Escrow balance includes $3,377 in a collateral escrow account maintained by the borrower and $2,500 letter of credit held by Lexington.
(5) Borrower currently in default.

LEXINGTON REALTY TRUST
2012 First Quarter Financing Summary

	DEBT RETIRED

		Face ($000)	Satisfaction ($000)	Rate	Due Date
1	Exchangeable Guaranteed Notes	$62,150	$62,150	5.45%	01/2012
2	Term Loan	$35,551	$35,551	5.52%	03/2013
3	Term Loan	$25,000	$25,000	5.52%	03/2013
4	Tulsa, OK (1)	$7,119	—	5.06%	05/2015
5	Cary, NC (2)	$12,564	$12,577	5.584%	05/2012
6	Westlake, TX (2)	$17,881	$17,890	5.392%	05/2012
7	Lakewood, CO	$7,917	$7,917	5.097%	05/2012
8	Millington, TN	$16,277	$16,277	5.247%	05/2012
	TOTAL	184,459	$177,362

	NEW CORPORATE LEVEL FINANCING (3)

		Amount ($000)	Current Rate	Maturity
1	Secured Term Loan (4)	$215,000	3.828%	01/2019
2	Secured Revolving Credit Facility (5)	$300,000	2.117%	01/2015
	TOTAL	515,000

	NEW PROPERTY LEVEL FINANCING

		Face ($000)	Rate	Maturity
1	Huntington, WV (6)	$6,500	4.15%	02/2017
	TOTAL	$6,500

Footnotes
(1)	Property was transferred to lender to satisfy mortgage.
(2)	Imputed interest rate.
(3)
Secured by a borrowing base of properties. Loans are interest only at a LIBOR-based interest rate dependent on Lexington's leverage ratio, as defined. LIBOR is swapped to fixed on the secured term loan.

(4)	$161.0 million was outstanding at 3/31/2012.
(5)	$20.0 million was outstanding at 3/31/2012.
(6)	Interest-only payments through maturity.

LEXINGTON REALTY TRUST
Debt Maturity Schedule
3/31/2012
($000)

Consolidated Properties
Year	Real Estate Scheduled Amortization	Real Estate Balloon Payments	Corporate Debt
2012	$13,341	$93,412	$—
2013	$25,228	$234,937	$—
2014	$23,466	$229,068	$—
2015	$14,924	$261,951	$20,000	(1)
2016	$9,517	$121,889	$—
	$86,476	$941,257	$20,000

Non-Consolidated Investments - LXP Proportionate Share
Year	Real Estate Scheduled Amortization	Real Estate Balloon Payments
2012	$1,278	$3,324
2013	$2,677	$2,496
2014	$2,377	$9,311
2015	$2,353	$6,960
2016	$1,748	$3,998
	$10,433	$26,089

Footnotes
(1) Maturity date can be extended to 01/2016 at Lexington's option.

LEXINGTON REALTY TRUST
2012 Mortgage Maturities by Property Type
3/31/2012

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 3/31/2012 ($000)	GAAP Base Rent as of 3/31/2012 ($000)
Office	37101 Corporate Dr.	Farmington Hills	MI	128,829	$17,724	09/2012	05/2025	$12,899	$—	$—
	4455 American Way	Baton Rouge	LA	70,100	$5,943	10/2012	10/2012	$13,868	$295	$278
	1110 Bayfield Dr.	Colorado Springs	CO	166,575	$10,272	12/2012	11/2013	$19,579	$408	$400
Industrial	101 Michelin Dr.	Laurens	SC	1,164,000	$14,022	09/2012	01/2015	$34,370	$853	$826
	7111 Crabb Rd.	Temperance	MI	744,570	$9,400	09/2012	01/2015	$21,188	$572	$553
	19500 Bulverde Rd.	San Antonio	TX	559,258	$26,025	10/2012	03/2016	$41,882	$916	$857
	43955 Plymouth Oaks Blvd.	Plymouth	MI	290,133	$10,026	12/2012	10/2017	$19,161	$471	$356

	Total 2012 Mortgage Maturities			3,123,465	$93,412			$162,947	$3,515	$3,270

Footnotes
(1) Represents GAAP capitalized costs as of March 31, 2012.

LEXINGTON REALTY TRUST
2013 Mortgage Maturities by Property Type
3/31/2012

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 3/31/2012 ($000)	GAAP Base Rent as of 3/31/2012 ($000)
Office	3476 Stateview Blvd.	Fort Mill	SC	169,083	$9,904	01/2013	05/2014	$18,095	$662	$634
	9201 East Dry Creek Rd.	Centennial	CO	128,500	$13,555	02/2013	09/2017	$26,922	$582	$593
	12600 Gateway Blvd.	Fort Meyers	FL	62,400	$8,550	05/2013	01/2013	$13,561	$289	$273
	200 Executive Blvd. South	Southington	CT	153,364	$12,228	05/2013	12/2012	$26,737	$420	$406
	275 South Valencia Ave.	Brea	CA	637,503	$73,071	05/2013	06/2019	$118,929	$2,178	$2,150
	5757 Decatur Blvd.	Indianapolis	IN	89,956	$8,580	05/2013	08/2012	$15,239	$355	$398
	810 & 820 Gears Rd.	Houston	TX	157,790	$15,737	05/2013	01/2013	$26,829	$574	$563
	8900 Freeport Pkwy.	Irving	TX	268,445	$36,466	05/2013	03/2023	$60,228	$760	$838
	6303 Barfield Rd./859 Mount Vernon Hwy.	Atlanta	GA	289,000	$40,356	05/2013	2013/2014	$76,766	$1,587	$1,477
	2211 South 47th St.	Phoenix	AZ	176,402	$16,490	09/2013	02/2023	$24,631	$602	$540

	Total 2013 Mortgage Maturities			2,132,443	$234,937			$407,937	$8,009	$7,872

Footnotes
(1) Represents GAAP capitalized costs as of March 31, 2012.

LEXINGTON REALTY TRUST
2014 Mortgage Maturities by Property Type
3/31/2012

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 3/31/2012 ($000)	GAAP Base Rent as of 3/31/2012 ($000)
Office &	33 Commercial St.	Foxboro	MA	164,689	—	01/2014	07/2015	$29,238	$3,025	$908
Multi-Tenant	1275 Northwest 128th St.	Clive	IA	61,180	$5,151	05/2014	Vacant	$10,599	$67	$67
	3480 Stateview Blvd.	Fort Mill	SC	169,218	$18,311	05/2014	05/2014	$29,174	$905	$863
	1701 Market St. (2)	Philadelphia	PA	304,037	$43,520	07/2014	Various	$72,688	$1,832	$1,797
	10300 Kincaid Dr.	Fishers	IN	193,000	$10,466	08/2014	01/2020	$28,323	$844	$856
	3965 Airways Blvd.	Memphis	TN	521,286	$47,270	09/2014	06/2019	$116,410	$1,713	$1,753
	500 Jackson St.	Columbus	IN	390,100	$26,399	09/2014	07/2019	$53,821	$1,107	$1,135
	6226 West Sahara Ave.	Las Vegas	NV	282,000	$32,118	09/2014	01/2029	$64,735	$2,018	$1,063
	22011 Southeast 51st St./5150 220th Ave.	Issaquah	WA	202,544	$30,388	12/2014	12/2014	$51,306	$1,122	$1,030
	275 Technology Dr.	Canonsburg	PA	107,872	$9,095	12/2014	12/2014	$15,739	$357	$344
Industrial	2415 US Hwy. 78 East	Moody	AL	595,346	$6,350	01/2014	01/2014	$11,575	$263	$263

	Total 2014 Mortgage Maturities			2,991,272	$229,068			$483,608	$13,253	$10,079

Footnotes
(1) Represents GAAP capitalized costs as of March 31, 2012.
(2) Lexington has an 80.5% interest in the property and amounts include parking operations.

LEXINGTON REALTY TRUST
2015 Mortgage Maturities by Property Type
3/31/2012

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 3/31/2012 ($000)	GAAP Base Rent as of 3/31/2012 ($000)
Office &	101 East Erie St.	Chicago	IL	230,704	$29,900	01/2015	03/2014	$56,548	$1,030	$1,248
Multi-Tenant	400 East Stone Ave. (2)	Greenville	SC	128,041	$9,000	01/2015	12/2029	$10,651	$236	$—
	4201 Marsh Ln.	Carrollton	TX	130,000	$12,022	01/2015	11/2022	$22,146	$482	$466
	13775 McLearen Rd.	Herndon	VA	125,293	$10,359	04/2015	04/2015	$25,443	$554	$534
	10475 Crosspoint Blvd.	Indianapolis	IN	141,047	$11,205	05/2015	10/2019	$22,506	$557	$584
	100, 120, 140 East Shore Dr.	Glen Allen	VA	224,723	$18,321	05/2015	Various	$38,037	$747	$695
	1311 Broadfield Blvd.	Houston	TX	155,040	$14,431	05/2015	03/2021	$29,954	$581	$656
	1409 Centerpoint Blvd.	Knoxville	TN	84,404	$6,658	05/2015	10/2014	$12,604	$428	$405
	2550 Interstate Dr.	Harrisburg	PA	81,859	$7,792	05/2015	12/2013	$15,220	$486	$468
	2706 Media Center Dr.	Los Angeles	CA	83,252	$9,760	05/2015	Various - 2012	$18,070	$440	$367
	2800 Waterford Lake Dr.	Midlothian	VA	99,057	$9,055	05/2015	10/2014	$15,844	$533	$504
	333 Mt. Hope Ave.	Rockaway	NJ	95,500	$14,900	05/2015	09/2014	$29,295	$561	$531
	4000 Johns Creek Pkwy.	Suwanee	GA	87,219	$10,502	05/2015	09/2012	$4,203	$362	$359
	6200 Northwest Pkwy.	San Antonio	TX	142,500	$11,167	05/2015	11/2017	$20,813	$445	$467
	16676 Northchase Dr.	Houston	TX	101,111	$11,282	05/2015	07/2014	$19,267	$417	$407
	4001 International Pkwy.	Carrollton	TX	138,443	$18,710	07/2015	07/2015	$30,859	$801	$799
	12645 West Airport Rd.	Sugar Land	TX	165,836	$6,286	09/2015	09/2015	$19,436	$1,719	$486
	10001 Richmond Ave.	Houston	TX	554,385	$18,161	09/2015	09/2015	$73,343	$6,775	$1,844
Industrial	10000 Business Blvd.	Dry Ridge	KY	336,350	$4,643	07/2015	06/2025	$15,227	$336	$336
	301 Bill Bryan Rd.	Hopkinsville	KY	424,904	$7,833	07/2015	06/2025	$19,066	$422	$422
	4010 Airpark Dr.	Owensboro	KY	211,598	$4,084	07/2015	06/2025	$13,598	$302	$302
	730 North Black Branch Rd.	Elizabethtown	KY	167,770	$2,523	07/2015	06/2025	$6,055	$134	$134
	750 North Black Branch Rd.	Elizabethtown	KY	539,592	$13,357	07/2015	06/2025	$32,222	$710	$710

	Total 2015 Mortgage Maturities			4,448,628	$261,951			$550,407	$19,058	$12,724

Footnotes
(1) Represents GAAP capitalized costs as of March 31, 2012.
(2) Property is classified as a capital lease for GAAP, accordingly $248 of GAAP income is included in non-operating income.

LEXINGTON REALTY TRUST
2016 Mortgage Maturities by Property Type
3/31/2012

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 3/31/2012 ($000)	GAAP Base Rent as of 3/31/2012 ($000)
Office	700 US Hwy. Route 202-206	Bridgewater	NJ	115,558	$13,825	03/2016	10/2014	$31,086	$509	$643
	11707 Miracle Hills Dr	Omaha	NE	85,200	$7,560	04/2016	11/2025	$13,853	$292	$292
	2005 East Technology Circle	Tempe	AZ	60,000	$7,140	04/2016	12/2025	$12,199	$282	$282
	850-950 Warrenville Rd	Lisle	IL	99,414	$9,377	06/2016	2014/2019	$17,394	$385	$425
	11511 Luna Rd	Farmers Branch	TX	180,507	$18,363	07/2016	04/2016	$29,984	$573	$797
	180 South Clinton St	Rochester	NY	226,000	$16,765	08/2016	12/2014	$30,830	$738	$736
Industrial	459 Wingo Road	Byhalia	MS	513,734	$15,000	06/2016	03/2026	$27,492	$636	$734
	2203 Sherrill Dr	Statesville	NC	639,800	$12,574	08/2016	05/2013	$21,266	$447	$447
	3686 S. Central Ave. / 749 Southrock Dr	Rockford	IL	240,000	$6,153	08/2016	2014/2015	$10,919	$220	$201
	7005 Cochran Road	Glenwillow	OH	458,000	$15,132	09/2016	07/2025	$28,665	$486	$563

	Total 2016 Mortgage Maturities			2,618,213	$121,889			$223,688	$4,568	$5,120

Footnotes
(1) Represents GAAP capitalized cost at March 31, 2012.

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
3/31/2012
Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Farmington Hills, MI	(b)	$17,879	5.723%	09/2012	$583	$17,724
Laurens, SC	(b)	14,248	5.911%	09/2012	654	14,022
Temperance, MI	(b)	9,551	5.912%	09/2012	438	9,400
Baton Rouge, LA	(b)	6,016	5.333%	10/2012	283	5,943
San Antonio, TX		26,340	6.080%	10/2012	1,262	26,025
Plymouth, MI	(b)	10,305	5.964%	12/2012	736	10,026
Colorado Springs, CO	(b)	10,441	5.996%	12/2012	645	10,272
Fort Mill, SC		10,057	6.000%	01/2013	610	9,904
Centennial, CO	(b)(h)	13,881	5.724%	02/2013	1,050	13,555
Brea, CA	(b)	74,230	5.734%	05/2013	5,361	73,071
Atlanta, GA		41,243	5.268%	05/2013	3,004	40,356
Irving, TX	(b)	37,178	5.452%	05/2013	2,702	36,466
Houston, TX		16,086	5.218%	05/2013	1,166	15,737
Southington, CT		12,488	5.018%	05/2013	890	12,228
Indianapolis, IN		8,772	5.168%	05/2013	633	8,580
Fort Meyers, FL		8,681	5.268%	05/2013	592	8,550
Phoenix, AZ		17,157	6.270%	09/2013	1,527	16,490
Foxboro, MA	(b)	5,791	6.000%	01/2014	3,399	—
Moody, AL		6,638	4.978%	01/2014	493	6,350
Clive, IA		5,385	5.139%	05/2014	387	5,151
Fort Mill, SC		19,019	5.373%	05/2014	1,364	18,311
Philadelphia, PA	(e)	45,520	5.060%	07/2014	3,178	43,520
Fishers, IN		11,035	6.375%	08/2014	932	10,466
Columbus, IN	(i)	25,831	6.150%	09/2014	1,611	25,831
Las Vegas, NV	(i)	31,428	6.150%	09/2014	1,960	31,427
Memphis, TN	(i)	46,253	6.150%	09/2014	2,884	46,253
Columbus, IN	(i)	593	7.500%	09/2014	54	568
Las Vegas, NV	(i)	722	7.500%	09/2014	66	691
Memphis, TN	(i)	1,063	7.500%	09/2014	97	1,017
Issaquah, WA	(b)	31,266	5.665%	12/2014	2,113	30,388
Canonsburg, PA	(b)	9,085	5.426%	12/2014	489	9,095
Chicago, IL	(b)	29,478	5.639%	01/2015	1,552	29,900
Greenville, SC		9,000	5.500%	01/2015	495	9,000
Carrollton, TX		12,857	5.530%	01/2015	993	12,022
Herndon, VA	(b)	11,081	5.885%	04/2015	888	10,359
Glen Allen, VA	(b)	19,126	5.377%	05/2015	1,292	18,321
Houston, TX		15,449	5.160%	05/2015	1,114	14,431
Rockaway, NJ		14,900	5.292%	05/2015	802	14,900
Houston, TX		12,072	5.210%	05/2015	874	11,282
Indianapolis, IN		11,995	5.160%	05/2015	865	11,205
San Antonio, TX		11,914	5.340%	05/2015	875	11,167
Suwanee, GA		11,043	5.260%	05/2015	751	10,502
Los Angeles, CA		10,439	5.110%	05/2015	750	9,760
Richmond, VA		9,678	5.310%	05/2015	708	9,055
Harrisburg, PA		8,346	5.110%	05/2015	599	7,792
Knoxville, TN		7,116	5.310%	05/2015	520	6,658

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
3/31/2012
Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Carrollton, TX	(b)	19,577	5.725%	07/2015	1,382	18,710
Elizabethtown, KY	(j)	14,405	4.990%	07/2015	1,044	13,357
Hopkinsville, KY		8,448	4.990%	07/2015	612	7,833
Dry Ridge, KY	(n)	5,008	4.990%	07/2015	363	4,643
Owensboro, KY	(n)	4,404	4.990%	07/2015	319	4,084
Elizabethtown, KY	(j)	2,721	4.990%	07/2015	197	2,523
Houston, TX	(b)	36,072	6.250%	09/2015	8,385	18,161
Sugar Land, TX	(b)	9,459	6.250%	09/2015	2,139	6,286
Bridgewater, NJ		14,628	5.732%	03/2016	1,035	13,825
Omaha, NE		8,228	5.610%	04/2016	621	7,560
Tempe, AZ		7,771	5.610%	04/2016	586	7,140
Byhalia, MS		15,000	4.710%	06/2016	707	15,000
Lisle, IL		10,010	6.500%	06/2016	793	9,377
Farmers Branch, TX	(b)	18,475	5.939%	07/2016	1,136	18,363
Rochester, NY	(f)	18,001	6.210%	08/2016	1,383	16,765
Statesville, NC	(f)	13,501	6.210%	08/2016	1,037	12,574
Rockford, IL	(f)	6,607	6.210%	08/2016	508	6,153
Glenwillow, OH		16,265	6.130%	09/2016	1,240	15,132
Memphis, TN		3,784	5.710%	01/2017	275	3,484
Huntington, WV		6,500	4.150%	02/2017	270	6,500
Orlando, FL		9,954	5.722%	02/2017	696	9,309
Dubuque, IA		9,870	5.402%	06/2017	733	8,725
Shreveport, LA		19,000	5.690%	07/2017	1,096	19,000
McDonough, GA		23,000	6.110%	11/2017	1,455	21,651
Lorain, OH	(b)	1,232	7.750%	07/2018	108	—
Manteca, CA	(b)	870	7.750%	07/2018	77	—
Watertown, NY	(b)	818	7.750%	07/2018	72	—
Lewisburg, WV	(b)	575	7.750%	07/2018	51	—
San Diego, CA	(b)	555	7.750%	07/2018	49	—
Galesburg, IL	(b)	488	7.750%	07/2018	43	—
Boston, MA		13,124	6.100%	12/2018	996	11,520
North Berwick, ME		9,581	3.560%	04/2019	1,532	—
Overland Park, KS	(b)	36,201	5.891%	05/2019	2,657	31,867
Kansas City, MO	(b)	17,265	5.883%	05/2019	1,268	15,182
Streetsboro, OH	(b)	18,669	5.749%	09/2019	1,344	16,338
Boca Raton, FL		20,400	6.470%	02/2020	1,494	18,383
Wall, NJ	(b)	24,594	6.250%	01/2021	3,312	—
Charleston, SC		7,350	5.850%	02/2021	436	6,632
Whippany, NJ		15,255	6.298%	11/2021	1,344	10,400
Subtotal/Wtg. Avg./Years Remaining (l)		$1,236,341	5.698%	3.2	$97,036	$1,120,248

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
3/31/2012
Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Corporate
Revolving Credit Facility	(k) (m)	$20,000	2.117%	01/2015	$429	$20,000
Term Loan	(k)	161,000	3.828%	01/2019	6,249	161,000
Convertible Notes	(o)(c)	115,000	6.000%	01/2030	6,900	115,000
Trust Preferred Notes	(g)	129,120	6.804%	04/2037	8,785	129,120
Subtotal/Wtg. Avg./Years Remaining (l)		$425,120	5.239%	11.6	$22,363	$425,120
Total/Wtg. Avg./Years Remaining (l)		$1,661,461	5.581%	5.4	$119,399	$1,545,368

Footnotes
(a) Subtotal and total based on weighted average term to maturity (or put dates) shown in years based on debt balance.
(b) Debt balances based upon imputed interest rates.
(c) Represents full payable of notes, discount of $9,367 excluded from balance.
(d) Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.
(e) Lexington has an 80.5% interest in this property.
(f) Properties are cross-collateralized.
(g) Rate fixed through 04/2017, thereafter LIBOR plus 170 bps.
(h) Maturity date represents lender call date.
(i) Properties are cross-collateralized.
(j) Properties are cross-collateralized.
(k) Secured by a borrowing base of properties.
(l) Total shown may differ from detailed amounts due to rounding.
(m) Maturity can be extended to 01/2016 at Lexington's option.
(n) Properties are cross-collateralized.
(o) Holders have the right to redeem the notes on 01/15/17, 01/15/20 and 01/15/25.

LEXINGTON REALTY TRUST
Non-Consolidated Investments: Mortgages & Notes Payable
3/31/2012

Joint Venture	Debt Balance ($000)	LXP Proportionate Share ($000) (3)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000) (4)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000) (3)
Net Lease Strategic	$22,157	$3,324	5.147%	05/2012	$95	$22,157	$3,324
Net Lease Strategic	2,578	387	7.670%	01/2013	198	—	—
Net Lease Strategic	12,397	1,860	5.148%	05/2013	894	12,144	1,822
Net Lease Strategic	4,637	696	5.950%	09/2013	381	4,496	674
Net Lease Strategic	19,373	2,906	5.810%	02/2014	1,551	18,588	2,788
Net Lease Strategic	8,887	1,333	5.616%	04/2014	697	8,484	1,273
Net Lease Strategic (5)	35,000	5,250	2.494%	07/2014	885	35,000	5,250
Net Lease Strategic	714	107	8.500%	04/2015	271	—	—
Net Lease Strategic	16,108	2,416	5.411%	05/2015	1,189	15,087	2,263
Net Lease Strategic - Oklahoma TIC	14,381	863	5.240%	05/2015	976	13,673	820
Net Lease Strategic	12,037	1,806	5.212%	06/2015	836	11,349	1,702
Net Lease Strategic	5,794	869	5.783%	06/2015	462	5,371	806
Net Lease Strategic	13,895	2,084	8.036%	09/2015	3,445	6,925	1,039
Net Lease Strategic	4,076	611	8.036%	09/2015	950	2,203	330
Net Lease Strategic	8,141	1,221	6.090%	01/2016	668	7,446	1,117
Net Lease Strategic	6,018	903	6.090%	04/2016	494	5,465	820
Net Lease Strategic	6,213	932	6.315%	09/2016	497	5,723	858
One Summit	12,360	3,708	9.375%	10/2016	3,344	—	—
Net Lease Strategic	8,764	1,315	6.063%	11/2016	683	8,023	1,203
One Summit	8,211	2,463	10.625%	11/2016	2,239	—	—
Net Lease Strategic	8,419	1,263	5.910%	10/2018	728	6,624	994
Net Lease Strategic	9,348	1,402	6.010%	08/2019	753	7,658	1,149
Net Lease Strategic	7,450	1,118	6.507%	11/2019	563	6,692	1,004
Net Lease Strategic	9,456	1,418	6.270%	12/2019	774	7,755	1,163
Net Lease Strategic	9,564	1,435	5.930%	10/2020	750	7,660	1,149
Net Lease Strategic	8,723	1,308	5.460%	12/2020	741	5,895	884
Net Lease Strategic	9,059	1,359	5.640%	01/2021	692	7,018	1,053
Net Lease Strategic	10,952	1,643	5.380%	08/2025	1,144	362	54
Total/Wtg. Avg. (1)/Years Remaining (2)	$294,712	$46,000	6.040%	4.2	$26,900	$231,798	$33,539

Footnotes
(1) Weighted average interest rate based on proportionate share.
(2) Weighted average years remaining on maturities based on proportionate debt balance.
(3) Total balance shown may differ from detailed amounts due to rounding.
(4) Remaining payments for debt with less than 12 months to maturity, all others are debt service for 12 months.
(5) Term loan collateralized by 17 properties. Interest only at LIBOR plus 225 bps, subject to adjustment.

LEXINGTON REALTY TRUST
Partnership Interests
Three Months Ended March 31, 2012
($000)

Noncontrolling Interest Properties - Partners' Proportionate Share (1)

EBITDA	$791
Interest expense	$141
Depreciation and amortization	$480

Non-Consolidated Net Leased Real Estate - Lexington's Share

EBITDA	$6,692
Interest expense	$712

Footnotes
(1) Excludes discontinued operations and OP unit noncontrolling interests.

LEXINGTON REALTY TRUST
Selected Balance Sheet and Income Statement Account Data
3/31/2012
($000)

Balance Sheet

Other assets	$29,065

The components of other assets are:

Deposits	$428
Investments- capital lease	10,651
Equipment	664
Prepaids	4,465
Other receivables	897
Deferred tax asset	794
Deferred lease incentives	10,328
Interest rate swap derivative asset	701
Other	137

Accounts payable and other liabilities	$45,589

The components of accounts payable and other liabilities are:

Accounts payable and accrued expenses	$11,184
CIP accruals and other	17,290
Taxes	673
Deferred lease costs	4,518
Subordinated notes	2,358
Deposits	1,184
Escrows	1,326
Sale/leaseback financing obligation	4,750
Transaction costs	488
Guarantee obligation	1,500
Interest rate swap derivative liability	318

Income Statement - three months ended March 31, 2012

Non-cash interest expense, net	$610

LEXINGTON REALTY TRUST
Select Credit Metrics

	3/31/2011	3/31/2012

Company FFO Payout Ratio	46%	52.1%

Non-mortgaged Assets	$1.34 billion	$1.40 billion

Debt + Preferred/Gross Assets	50.1%	49.3%

Debt/Gross Assets	42.1%	41.5%

Secured Debt/Gross Assets	34.8%	35.6%

Net Debt/EBITDA	5.6 times	5.5 times

Credit Line Availability (1)	$295.9 million	$276.3 million

Development/Gross Assets	0.6%	1.1%

EBITDA/Revenue	85.3%	87%

EBITDA / PrefDiv + Interest Expense	2.4 times	2.7 times

JV + Advisory Income/Revenues	4.7%	8.3%

Footnotes
(1) As of 3/31/2012, there were $3.7 million of outstanding letters of credit.

LEXINGTON REALTY TRUST
Revenue and Same-Store NOI Data
3/31/2012
($000)

Base Rent Estimates for Current Assets
	Year	Cash (1)	GAAP (1)
	2012 - remaining	$207,285	$224,742
	2013	$276,629	$285,133
	2014	$253,278	$255,345
	2015	$210,833	$212,426
	2016	$182,123	$181,865

Other Revenue Data
	Asset Class	GAAP Base Rent as of 3/31/12 (2)	Percentage
	Office	$41,914	56.2%
	Long-term leases	$11,947	16%
	Industrial	$10,999	14.8%
	Multi-tenant	$7,086	9.5%
	Retail	$2,608	3.5%
		$74,554	100%

	Credit Ratings (3)
	Investment Grade	$34,759	46.6%
	Non-Investment Grade	$11,958	16%
	Unrated	$27,837	37.4%
		$74,554	100%

Same-Store NOI (4)(5)		Three Months Ended March 31
		2012	2011
	Total Base Rent	$79,942	$78,853
	Tenant Reimbursements and Other	7,742	8,316
	Property Operating Expenses	(14,952)	(16,048)
	Same-Store NOI	$72,732	$71,121

	Change in Same-Store NOI	2.3%

Footnotes
(1)
Amounts assume (1) lease terms for non-cancellable periods only, (2) that all below market leases are renewed by the tenants at the option rate and (3) that no new or renegotiated leases are entered into after 3/31/2012.

(2)	Three months ended 3/31/2012 GAAP base rent recognized for consolidated properties owned as of 3/31/2012

(3)	Credit ratings are based upon either tenant, guarantor or parent. Generally, all multi-tenant assets are included in unrated.
(4)	NOI is on cash basis.
(5)	Excludes properties acquired and sold in 2011 and Q1 2012.

LEXINGTON REALTY TRUST
Top 20 Markets
3/31/2012
	Core Based Statistical Area (2)	Percent of GAAP Base Rent as of 3/31/12 (1)
1	Dallas-Fort Worth-Arlington, TX	8.4%
2	Los Angeles-Long Beach-Santa Ana, CA	6.2%
3	Houston-Sugar Land-Baytown, TX	5.3%
4	Memphis, TN-MS-AR	5.3%
5	Baltimore-Towson, MD	4.1%
6	New York-Northern New Jersey-Long Island, NY-NJ-PA	3.9%
7	Atlanta-Sandy Springs-Marietta, GA	3.6%
8	Kansas City, MO-KS	3.1%
9	Chicago-Naperville-Joliet, IL-IN-WI	2.9%
10	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2.8%
11	Orlando-Kissimmee, FL	2.7%
12	Boston-Cambridge-Quincy, MA-NH	2.6%
13	Indianapolis-Carmel, IN	2.5%
14	Columbus, OH	2.5%
15	Phoenix-Mesa-Scottsdale, AZ	2.1%
16	Charlotte-Gastonia-Concord, NC-SC	2%
17	Washington-Arlington-Alexandria, DC-VA-MD-WV	1.9%
18	San Antonio, TX	1.8%
19	Cincinnati-Middletown, OH-KY-IN	1.7%
20	Detroit-Warren-Livonia, MI	1.7%
	Total Top 20 Markets (3)	67%

Footnotes
(1)	Three months ended 3/31/2012 GAAP base rent recognized for consolidated properties owned as of 3/31/2012.
(2)
A Core Based Statistical Area is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000. These standards are used to replace the definitions of metropolitan areas that were defined in 1990.

(3)	Total shown may differ from detailed amounts due to rounding.

LEXINGTON REALTY TRUST
Tenant Industry Diversification
3/31/2012

Industry Category	Percent of GAAP Base Rent as of 3/31/2012 (1)
Finance/Insurance	15.3%
Energy	10.1%
Technology	9.8%
Consumer Products	8.3%
Automotive	8.0%
Service	7.2%
Transportation/Logistics	6.3%
Healthcare	6.1%
Food	5.2%
Telecommunications	3.9%
Media/Advertising	3.7%
Construction/Materials	3.2%
Printing/Production	2.9%
Aerospace/Defense	2.5%
Apparel	2.1%
Retail Department	1.5%
Retail Specialty	1.3%
Education	1.2%
Real Estate	1.2%
Retail Electronics	0.3%
100.0%

Footnotes
(1) Three months ended 3/31/2012 GAAP base rent recognized for consolidated properties owned as of 3/31/2012.
(2) Total shown may differ from detailed amounts due to rounding.

LEXINGTON REALTY TRUST
Top 10 Tenants or Guarantors
3/31/2012
			Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)	GAAP Base Rent as of 3/31/2012 ($000) (1)	Percent of GAAP Base Rent as of 3/31/2012 ($000) (1) (2)

Tenants or Guarantors	Number of Leases	Sq. Ft. Leased
Bank of America, National Association	8	691,893	1.9%	$2,363	3.2%
Baker Hughes, Inc.	2	720,221	2%	2,330	3.1%
Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	6	1,902,414	5.3%	2,075	2.8%
Federal Express Corporation	2	641,286	1.8%	1,837	2.5%
Swiss Re America Holding Corporation / Westport Insurance Corporation	2	476,123	1.3%	1,742	2.3%
Morgan, Lewis and Bockius, LLP (3)	1	289,432	0.8%	1,732	2.3%
CEVA Logistics U.S., Inc. (TNT Logistics Holdings, B.V.)	3	2,503,916	7%	1,642	2.2%
Wells Fargo Bank, N.A.	2	338,301	0.9%	1,497	2%
International Business Machines Corporation /Internet Security Systems, Inc. (ISS Group, Inc.)	2	289,000	0.8%	1,477	2%
JPMorgan Chase Bank, National Association	3	430,375	1.2%	1,351	1.8%
	31	8,282,961	23.1%	$18,046	24.2%

Footnotes
(1) Three months ended 3/31/2012 GAAP base rent recognized for consolidated properties owned as of 3/31/2012.
(2) Total shown may differ from detailed amounts due to rounding.
(3) Includes parking garage operations. Lexington has an 80.5% interest in this property.

Investor Information

Transfer Agent

Computershare Shareowner Services LLC
480 Washington Blvd.
Jersey City NJ 07310-1900
(800) 850-3948
www.bnymellon.com/shareowner/equityaccess

Investor Relations

Patrick Carroll
Executive Vice President and Chief Financial Officer
Telephone (direct)     (212) 692-7215
Facsimile (main)    (212) 594-6600
E-mail    pcarroll@lxp.com

Research Coverage

Bank of America/Merrill Lynch
James Feldman            (646) 855-5808

Barclays Capital
Ross L. Smotrich        (212) 526-2306

Friedman, Billings, Ramsey
Gabe Poggi    (703) 469-1141

Keefe, Bruyette & Woods
Sheila K. McGrath        (212) 887-7793

Stifel Nicolaus
John W. Guinee    (443) 224-1307

Wells Fargo Securities, LLC
Todd J. Stender            (212) 214-8067

J.P. Morgan Chase
Anthony Paolone        (212) 622-6682